UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, MA			02110
(Address of principal executive offices)			(Zip code)

Christopher O. Petersen, Esq. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 345-6611

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

March 31, 2014

Columbia Pacific/Asia Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy continued to recover at a slow but steady pace during the first quarter of 2014, supported by solid manufacturing activity, reasonable job growth and continued gains for the housing market. Industrial production was robust, buoyed by strong demand for autos and related parts. After a disappointing January, job growth picked up, which helped boost consumer confidence. Housing data was somewhat mixed, as harsh weather and higher mortgage rates put a damper on sales, while lower inventories helped prices trend higher. The Federal Reserve (the Fed) announced further reductions to its monthly asset purchases and reassured the markets that it would not make any significant changes to monetary policy until it was satisfied that the labor market was on solid ground. Despite mostly good news on the economic front, the broad financial markets recorded only modest gains, as bitter winter weather at home and mounting tensions between Russia and Western allies prompted investor caution.

Investors braced for higher interest rates, but long-term yields declined and the fixed-income markets were surprisingly resilient in the face of stable-to-improving economic data. Risk-on trading continued during the quarter as the higher yielding sectors of the fixed-income markets generally fared well. Emerging-market bonds, long-term U.S. Treasuries and sovereign debt were among the strongest performers, as were Treasury Inflation Protected Securities. Municipal bonds delivered solid gains, especially high-yield municipals, which benefited from continued improvement in state finances.

Against this backdrop, the broad bond market, as measured by the Barclays U.S. Aggregate Bond Index, edged out the broad stock market, as measured by the Standard & Poor's 500 Index, with gains of 1.84% vs. 1.81%, respectively. As indicated late last year, the Fed began tapering its monthly asset purchase program and announced further reductions. New Fed chair Janet Yellen reassured investors the Fed was committed to keeping short-term borrowing rates low into 2015.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Pacific/Asia Fund

Table of Contents

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	8
Portfolio of Investments	9
Statement of Assets and Liabilities	15
Statement of Operations	17
Statement of Changes in Net Assets	18
Financial Highlights	20
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	35
Federal Income Tax Information	36
Trustees and Officers	37
Important Information About This Report	41

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Pacific/Asia Fund

Performance Overview

Performance Summary

>  Columbia Pacific/Asia Fund (the Fund) Class A shares returned 2.25% excluding sales charges for the 12-month period that ended March 31, 2014.

>  The Fund lagged its benchmarks, the MSCI All Country (AC) Asia Pacific Index (Net), which returned 4.34%, and the broader MSCI EAFE Index (Net), which returned 17.56% for the same 12-month period.

>  Overweight positions in the Philippines, Thailand and Singapore detracted from performance relative to the MSCI AC Asia Pacific Index (Net), while stock selection in China, Hong Kong and Japan helped results.

Average Annual Total Returns (%) (for period ended March 31, 2014)

	Inception	1 Year	5 Years	10 Years
Class A*	03/31/08
Excluding sales charges		2.25	14.93	5.50
Including sales charges		-3.58	13.60	4.88
Class C*	03/31/08
Excluding sales charges		1.48	14.14	4.74
Including sales charges		0.48	14.14	4.74
Class I*	09/27/10	2.70	15.43	5.86
Class R4*	03/19/13	2.41	15.30	5.79
Class W*	06/18/12	2.25	15.03	5.56
Class Z	12/31/92	2.49	15.29	5.79
MSCI AC Asia Pacific Index (Net)		4.34	14.04	5.88
MSCI EAFE Index (Net)		17.56	16.02	6.53

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The MSCI AC Asia Pacific Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance in 13 developed and emerging markets in the Asia Pacific region.

The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI AC Asia Pacific Index (Net) and the MSCI EAFE Index (Net), which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
2

Columbia Pacific/Asia Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (April 1, 2004 – March 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Pacific/Asia Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014
3

Columbia Pacific/Asia Fund

Manager Discussion of Fund Performance

For the 12-month period that ended March 31, 2014, the Fund's Class A shares returned 2.25% excluding sales charges. The Fund lagged its benchmarks, the MSCI AC Asia Pacific Index (Net), which returned 4.34%, and the broader MSCI EAFE Index (Net), which returned 17.56%. Overweight positions in the Philippines, Thailand and Singapore detracted, while stock selection in China, Hong Kong and Japan helped results.

U.S. Federal Reserve Action Stirs Concern

Despite the volatility spike in Asia Pacific markets in the spring of 2013 — caused by fear that the U.S. Federal Reserve was preparing to unwind its monthly bond-buying program, known as "quantitative easing" — stabilizing economic growth, accommodating global bank policy and undemanding valuations helped buoy stock markets thereafter. However, expectations that U.S. interest rates were headed higher, slowing economic growth and late-period geopolitical tensions continued to pressure returns, especially in emerging markets — which represent about 40% of the MSCI AC Asia Pacific Index (Net). Indonesia and Thailand were the weakest performers in the MSCI AC Asia Pacific Index (Net). By contrast, Japan — approximately 40% of the MSCI AC Asia Pacific Index (Net) — posted a strong gain in local currency terms, as a weakening yen aided its export-driven economy. Within the MSCI AC Asia Pacific Index (Net), other standouts included New Zealand and Taiwan.

Emerging Markets Detracted from Relative Results

The Fund's overweight and security selection in ASEAN (Association of South East Asian Nations) markets — particularly the Philippines and Singapore — hindered performance versus the MSCI AC Asia Pacific Index (Net). Individual detractors included Security Bank in the Philippines and Bangkok Bank Public Company. Both stocks sank because of concern over tapering of quantitative easing in the U.S. Shares of personal computer (PC) manufacturer Asustek Computer in Taiwan were pressured by slowing demand for PCs. Elsewhere, disappointments included Namura Shipbuilding, a mid-sized shipbuilder in Japan, whose shares fell because of expectations that earnings growth would slow as the company began work on less profitable orders booked after the 2008 financial crisis. We sold all four securities before period end.

Security Selection in Consumer Discretionary Aided Results

Consumer discretionary holdings gave the biggest boost by far to performance relative to the MSCI AC Asia Pacific Index (Net), while stock selection in China, Hong Kong, Japan and Australia also contributed. Individual consumer discretionary standouts included Fuji Heavy Industries, a Japanese company that manufactures the Subaru brand of cars. Its stock rallied strongly for the year, aided by strong competitive positioning and a weak yen. Online discount retailer Vipshop Holdings in China was another strong performer. Vipshop's share price got a lift as e-commerce gained popularity with local consumers. Sands China, a casino and gaming operator, rallied as tourists from mainland China flocked to its gaming operations in Macau. Health care also contributed to relative results, with notable performance from WuXi PharmaTech in China, which benefited from growing global demand for the contract research-and-development services it provides to pharmaceutical companies worldwide.

Portfolio Management

Daisuke Nomoto, CMA (SAAJ)

Jasmine (Weili) Huang, CFA, CPA (U.S. and China), CFM

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2014 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at March 31, 2014)
Samsung Electronics Co., Ltd. (South Korea)	3.4
Australia and New Zealand Banking Group Ltd. (Australia)	2.6
Sumitomo Mitsui Financial Group, Inc. (Japan)	2.0
Mitsubishi UFJ Financial Group, Inc. (Japan)	1.9
Toyota Motor Corp. (Japan)	1.9
Telstra Corp., Ltd. (Australia)	1.8
Commonwealth Bank of Australia (Australia)	1.8
ITOCHU Corp. (Japan)	1.7
Hyundai Motor Co. (South Korea)	1.6
Tencent Holdings Ltd. (China)	1.6

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2014
4

Columbia Pacific/Asia Fund

Manager Discussion of Fund Performance (continued)

Currency Contracts Had Neutral Impact

We used forward currency contracts, a type of derivative, to keep some of the Fund's currency positioning in line with that of the MSCI AC Asia Pacific Index (Net). As a result, currency swings had little impact on relative performance during the period.

Looking Ahead

For many Asia Pacific countries, we believe exports remain a critical factor in achieving long-term growth. Strong exports not only help export-oriented companies but also boost domestic consumption as export earnings trickle down through the economy. However, subpar global growth has recently weighed on exports. At present, U.S. growth has not broken out of the 2% to 3% range; the eurozone is no longer contracting but current expectations are for growth of only about 1%; and there are questions regarding Japan's ability to sustain any growth rebound with the introduction of a new consumption tax. Yet we believe the weak growth in the developed nations means that inflation risks are muted at this time, creating room for central bank policies to stay accommodative.

At period end, the Fund was overweight relative to the MSCI AC Asia Pacific Index (Net) in Indonesia, the Philippines, Thailand, India and Hong Kong/China combined, while underweight in Australia and South Korea. In the current environment, we believe we have been able to construct a portfolio of companies that have the potential to generate free cash flow in a sustainable fashion and at reasonable valuations. These are companies that, in our opinion, have good management, returns on investment considerably higher than the cost of capital, disciplined finances and superior earnings growth. In addition, we stick to our investment process during volatile times and have used recent volatility to upgrade the quality of the portfolio and increase the weights in names where our conviction is the highest.

Country Breakdown (%) (at March 31, 2014)
Australia	13.3
China	12.4
Hong Kong	6.0
India	4.8
Indonesia	2.4
Japan	38.0
Malaysia	0.9
Philippines	2.9
Singapore	2.0
South Korea	7.5
Taiwan	6.5
Thailand	2.4
United Kingdom	0.4
United States(a)	0.5
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Concentration in the Asia Pacific region, where issuers tend to be less developed than U.S. issuers, presents increased risk of loss than a fund that does not concentrate its investments. Investments in small- and mid-cap companies involve risks and volatility greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector that may be negatively affected by similar market or other conditions, making the fund more vulnerable to unfavorable developments in the sector. See the Fund's prospectus for more information on these and other risks.

Annual Report 2014
5

Columbia Pacific/Asia Fund

Manager Discussion of Fund Performance (continued)

Summary of Investments in Securities by Industry (%) (at March 31, 2014)
Industry	Percentage of Net Assets (%)
Auto Components	2.4
Automobiles	6.3
Banks	17.2
Chemicals	0.9
Commercial Services & Supplies	0.4
Construction & Engineering	1.3
Construction Materials	1.0
Containers & Packaging	1.2
Diversified Financial Services	1.4
Diversified Telecommunication Services	1.8
Electric Utilities	0.9
Electrical Equipment	1.9
Electronic Equipment, Instruments & Components	4.3
Food & Staples Retailing	3.1
Food Products	0.5
Gas Utilities	0.9
Health Care Equipment & Supplies	1.5
Health Care Technology	0.7
Hotels, Restaurants & Leisure	3.8
Household Products	0.4
Industrial Conglomerates	1.7
Insurance	2.8
Internet & Catalog Retail	0.4
Internet Software & Services	2.7
IT Services	2.2
Leisure Products	0.5
Life Sciences Tools & Services	0.8
Machinery	3.6
Media	1.2
Metals & Mining	1.6
Multiline Retail	0.7
Oil, Gas & Consumable Fuels	0.8
Pharmaceuticals	3.0
Professional Services	0.6
Real Estate Investment Trusts (REITs)	0.4
Real Estate Management & Development	3.4
Road & Rail	0.9

Annual Report 2014
6

Columbia Pacific/Asia Fund

Manager Discussion of Fund Performance (continued)

Summary of Investments in Securities by Industry (%) (at March 31, 2014) (continued)
Industry	Percentage of Net Assets (%)
Semiconductors & Semiconductor Equipment	6.3
Specialty Retail	1.2
Technology Hardware, Storage & Peripherals	0.8
Textiles, Apparel & Luxury Goods	0.7
Tobacco	0.5
Trading Companies & Distributors	3.8
Transportation Infrastructure	0.5
Water Utilities	1.3
Wireless Telecommunication Services	4.6
Money Market Funds	0.5
Total	99.4

Percentages indicated are based upon net assets. The Fund's portfolio composition is subject to change.

Annual Report 2014
7

Columbia Pacific/Asia Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

October 1, 2013 – March 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,010.40	1,017.55	7.42	7.44	1.48
Class C	1,000.00	1,000.00	1,006.90	1,013.81	11.16	11.20	2.23
Class I	1,000.00	1,000.00	1,012.60	1,019.75	5.22	5.24	1.04
Class R4	1,000.00	1,000.00	1,011.10	1,018.65	6.32	6.34	1.26
Class W	1,000.00	1,000.00	1,010.50	1,017.65	7.32	7.34	1.46
Class Z	1,000.00	1,000.00	1,011.10	1,018.80	6.17	6.19	1.23

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Annual Report 2014
8

Columbia Pacific/Asia Fund

Portfolio of Investments

March 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 98.9%

Issuer	Shares	Value ($)
Australia 13.2%
Amcor Ltd.	328,862	3,177,455
Australia and New Zealand Banking Group Ltd.	223,932	6,888,811
BHP Billiton Ltd.	124,924	4,234,331
Commonwealth Bank of Australia	66,916	4,817,250
National Australia Bank Ltd.	98,282	3,240,371
Suncorp Group Ltd.	113,910	1,363,208
Telstra Corp., Ltd.	1,034,936	4,880,182
Wesfarmers Ltd.	96,496	3,697,294
Westpac Banking Corp.	110,134	3,541,100
Total		35,840,002
China 12.3%
Anhui Conch Cement Co., Ltd., Class H	438,000	1,883,975
Baidu, Inc., ADR(a)	7,305	1,113,136
China Mengniu Dairy Co., Ltd.	172,000	863,213
China Merchants Bank Co., Ltd., Class H	629,500	1,145,112
China Mobile Ltd., ADR	23,029	1,049,892
China Vanke Co., Ltd., Class B	830,983	1,385,300
CIMC Enric Holdings Ltd.	782,000	1,105,327
CNOOC Ltd.	1,405,000	2,127,202
CSPC Pharmaceutical Group Ltd.	2,330,000	2,063,999
Guangdong Investment Ltd.	3,610,000	3,451,630
Industrial & Commercial Bank of China Ltd., Class H	3,040,100	1,874,161
Luthai Textile Co., Ltd., Class B	1,014,420	1,363,042
Ping An Insurance Group Co. of China Ltd., Class H	132,000	1,097,035
Sino Biopharmaceutical Ltd.	2,180,000	1,860,867
Sinopec Engineering Group Co. Ltd., Class H	1,038,500	1,126,301
Tencent Holdings Ltd.	61,500	4,292,712
Vipshop Holdings Ltd., ADS(a)	8,127	1,213,361
WuXi PharmaTech (Cayman), Inc. ADR(a)	60,599	2,233,679
Zhuzhou CSR Times Electric Co., Ltd., Class H	612,000	2,066,283
Total		33,316,227

Common Stocks (continued)

Issuer	Shares	Value ($)
Hong Kong 5.9%
AIA Group Ltd.	440,200	2,093,657
Cheung Kong Holdings Ltd.	129,000	2,144,973
Galaxy Entertainment Group Ltd.(a)	414,000	3,613,458
Hutchison Whampoa Ltd.	273,000	3,623,206
Jardine Matheson Holdings Ltd.	14,000	884,327
Sands China Ltd.	496,800	3,725,971
Total		16,085,592
India 4.8%
HCL Technologies Ltd.	101,872	2,373,801
HDFC Bank Ltd., ADR	72,901	2,991,128
ITC Ltd.	211,107	1,248,715
Lupin Ltd.	90,684	1,416,832
Motherson Sumi Systems Ltd.	539,258	2,309,244
Tata Motors Ltd.	373,265	2,522,214
Total		12,861,934
Indonesia 2.3%
PT Bank Negara Indonesia Persero Tbk	2,149,200	946,980
PT Bank Rakyat Indonesia Persero Tbk	3,095,900	2,632,071
PT Indocement Tunggal Prakarsa Tbk	441,400	913,931
PT Matahari Department Store Tbk(a)	1,488,500	1,829,892
Total		6,322,874
Japan 37.8%
Alps Electric Co., Ltd.(a)	111,500	1,327,187
Aoyama Trading Co., Ltd.	85,400	2,241,997
Astellas Pharma, Inc.	243,000	2,885,035
Central Japan Railway Co.	21,700	2,534,798
Daiichikosho Co., Ltd.	108,100	3,265,771
Denso Corp.	56,900	2,728,715
Enplas Corp.	25,200	1,413,645
Fuji Heavy Industries Ltd.	140,700	3,810,138
Glory Ltd.	83,300	2,284,231
Hikari Tsushin, Inc.	13,000	1,097,915
Hino Motors Ltd.	156,300	2,314,835
Hoshizaki Electric Co., Ltd.	65,700	2,481,203
Hulic REIT, Inc.(a)	824	1,125,650
Iriso Electronics Co., Ltd.	32,900	1,775,322
IT Holdings Corp.	130,200	2,136,210

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Columbia Pacific/Asia Fund

Portfolio of Investments (continued)

March 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
ITOCHU Corp.	393,800	4,607,628
Kanamoto Co., Ltd.	90,000	2,633,623
KDDI Corp.	62,800	3,646,482
Lawson, Inc.	15,800	1,117,996
M3, Inc.	110,600	1,813,789
Mazda Motor Corp.	224,000	995,143
Mitsubishi UFJ Financial Group, Inc.	932,500	5,135,077
Mitsui & Co., Ltd.	208,500	2,946,849
MS&AD Insurance Group Holdings, Inc.	136,200	3,117,784
NAC Co., Ltd.	71,100	1,112,870
Nakanishi, Inc.	34,500	1,104,110
Nidec Corp.	52,400	3,213,037
Nihon M&A Center, Inc.	26,100	698,733
Olympus Corp.(a)	42,800	1,366,634
Omron Corp.	65,200	2,697,763
ORIX Corp.	97,790	1,378,250
Otsuka Corp.	12,100	1,578,235
Pigeon Corp.	25,600	1,153,467
Raito Kogyo Co., Ltd.	295,600	2,467,989
Resorttrust, Inc.	65,500	1,014,610
San-A Co., Ltd.	71,500	2,109,167
Shinmaywa Industries Ltd.	176,000	1,608,777
SoftBank Corp.	43,100	3,256,992
Sumitomo Mitsui Financial Group, Inc.	124,300	5,327,986
Sun Frontier Fudousan Co., Ltd.	87,300	1,203,054
Temp Holdings Co., Ltd.	39,600	1,049,426
Tokyo Gas Co., Ltd.	468,000	2,373,064
Tokyo Tatemono Co., Ltd.	167,000	1,430,916
Toyo Tire & Rubber Co., Ltd.	223,000	1,581,222
Toyota Motor Corp.	91,000	5,131,840
Total		102,295,165
Malaysia 0.9%
Tenaga Nasional Bhd	676,600	2,477,907
Philippines 2.9%
GT Capital Holdings, Inc.	135,480	2,378,014
Metropolitan Bank & Trust Co.	948,574	1,638,117
Robinsons Retail Holdings, Inc.(a)	1,055,640	1,600,674

Common Stocks (continued)

Issuer	Shares	Value ($)
Universal Robina Corp.	182,060	577,719
Vista Land & Lifescapes, Inc.	14,235,850	1,675,264
Total		7,869,788
Singapore 2.0%
DBS Group Holdings Ltd.	303,000	3,903,864
Wing Tai Holdings Ltd.	1,024,000	1,493,489
Total		5,397,353
South Korea 7.5%
Hotel Shilla Co., Ltd.	21,288	1,724,109
Hyundai Motor Co.	18,646	4,408,871
NAVER Corp.	2,752	2,010,806
Samsung Electronics Co., Ltd.	7,120	9,000,913
SK Telecom Co., Ltd.	15,326	3,110,237
Total		20,254,936
Taiwan 6.5%
Delta Electronics, Inc.	366,000	2,266,726
Eclat Textile Co., Ltd.	44,000	510,143
Gigabyte Technology Co., Ltd.	1,438,000	2,124,105
Hermes Microvision, Inc.	43,000	1,726,360
MediaTek, Inc.	168,000	2,486,683
Merida Industry Co., Ltd.	218,000	1,449,657
St. Shine Optical Co., Ltd.	69,000	1,542,319
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	180,542	3,614,451
Tong Hsing Electronic Industries Ltd.	353,000	1,828,898
Total		17,549,342
Thailand 2.4%
Advanced Information Service PCL, Foreign Registered Shares	201,100	1,404,473
Bangkok Expressway PCL, Foreign Registered Shares	1,452,900	1,480,177
Kasikornbank PCL, Foreign Registered Shares	228,700	1,309,038
PTT Global Chemical PCL, Foreign Registered Shares	1,073,600	2,393,674
Total		6,587,362

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia Pacific/Asia Fund

Portfolio of Investments (continued)

March 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
United Kingdom 0.4%
HSBC Holdings PLC, ADR	21,097	1,072,360
Total Common Stocks (Cost: $219,030,728)		267,930,842

Money Market Funds 0.5%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.094%(b)(c)	1,349,698	1,349,698
Total Money Market Funds (Cost: $1,349,698)		1,349,698
Total Investments (Cost: $220,380,426)		269,280,540
Other Assets & Liabilities, Net		1,672,571
Net Assets		270,953,111

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at March 31, 2014

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley & Co.	5/12/2014	36,862,000 CNY	5,961,349 USD	1,600	—
Morgan Stanley & Co.	5/12/2014	857,000 GBP	1,413,570 USD	—	(14,743)
Morgan Stanley & Co.	5/12/2014	48,573,000 INR	805,055 USD	1,991	—
Morgan Stanley & Co.	5/12/2014	298,469,000 JPY	2,915,391 USD	23,041	—
Morgan Stanley & Co.	5/12/2014	268,592,000 PHP	5,907,665 USD	—	(91,040)
Morgan Stanley & Co.	5/12/2014	100,971,000 THB	3,100,123 USD	—	(6,870)
Morgan Stanley & Co.	5/12/2014	6,494,212 USD	7,219,000 AUD	182,208	—
Morgan Stanley & Co.	5/12/2014	348,929 USD	4,049,324,000 IDR	9,788	—
Morgan Stanley & Co.	5/12/2014	5,357,450 USD	5,804,261,000 KRW	94,783	—
Morgan Stanley & Co.	5/12/2014	3,379,134 USD	11,239,000 MYR	66,969	—
Morgan Stanley & Co.	5/12/2014	563,457 USD	664,000 NZD	10,905	—
Morgan Stanley & Co.	5/12/2014	2,823,035 USD	3,604,000 SGD	42,118	—
Morgan Stanley & Co.	5/12/2014	2,261,340 USD	69,344,000 TWD	18,713	—
Total				452,116	(112,653)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia Pacific/Asia Fund

Portfolio of Investments (continued)

March 31, 2014

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at March 31, 2014.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended March 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	1,206,677	149,439,147	(149,296,126)	1,349,698	6,356	1,349,698

Abbreviation Legend

ADR  American Depositary Receipt

ADS  American Depositary Share

Currency Legend

AUD  Australian Dollar

CNY  China, Yuan Renminbi

GBP  British Pound

IDR  Indonesian Rupiah

INR  Indian Rupee

JPY  Japanese Yen

KRW  Korean Won

MYR  Malaysia Ringgits

NZD  New Zealand Dollar

PHP  Philippine Peso

SGD  Singapore Dollar

THB  Thailand Baht

TWD  Taiwan Dollar

USD  US Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia Pacific/Asia Fund

Portfolio of Investments (continued)

March 31, 2014

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia Pacific/Asia Fund

Portfolio of Investments (continued)

March 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at March 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	1,213,361	45,323,951	—	46,537,312
Consumer Staples	—	12,368,246	—	12,368,246
Energy	—	2,127,202	—	2,127,202
Financials	4,063,489	64,286,533	—	68,350,022
Health Care	2,233,679	14,053,585	—	16,287,264
Industrials	—	40,239,620	—	40,239,620
Information Technology	4,727,587	39,039,364	—	43,766,951
Materials	—	12,603,366	—	12,603,366
Telecommunication Services	1,049,892	16,298,366	—	17,348,258
Utilities	—	8,302,601	—	8,302,601
Total Equity Securities	13,288,008	254,642,834	—	267,930,842
Mutual Funds
Money Market Funds	1,349,698	—	—	1,349,698
Total Mutual Funds	1,349,698	—	—	1,349,698
Investments in Securities	14,637,706	254,642,834	—	269,280,540
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	452,116	—	452,116
Liabilities
Forward Foreign Currency Exchange Contracts	—	(112,653)	—	(112,653)
Total	14,637,706	254,982,297	—	269,620,003

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia Pacific/Asia Fund

Statement of Assets and Liabilities

March 31, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $219,030,728)	$267,930,842
Affiliated issuers (identified cost $1,349,698)	1,349,698
Total investments (identified cost $220,380,426)	269,280,540
Foreign currency (identified cost $20,219)	20,219
Unrealized appreciation on forward foreign currency exchange contracts	452,116
Receivable for:
Investments sold	176,261
Capital shares sold	17,544
Dividends	1,243,064
Reclaims	59,296
Prepaid expenses	1,051
Trustees' deferred compensation plan	17,687
Total assets	271,267,778
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	112,653
Payable for:
Investments purchased	1,081
Capital shares purchased	80,235
Investment management fees	19,220
Distribution and/or service fees	83
Transfer agent fees	11,663
Administration fees	1,767
Compensation of board members	199
Chief compliance officer expenses	45
Other expenses	70,034
Trustees' deferred compensation plan	17,687
Total liabilities	314,667
Net assets applicable to outstanding capital stock	$270,953,111
Represented by
Paid-in capital	$245,634,799
Excess of distributions over net investment income	(1,949,045)
Accumulated net realized loss	(21,971,144)
Unrealized appreciation (depreciation) on:
Investments	48,900,114
Foreign currency translations	(1,076)
Forward foreign currency exchange contracts	339,463
Total — representing net assets applicable to outstanding capital stock	$270,953,111

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia Pacific/Asia Fund

Statement of Assets and Liabilities (continued)

March 31, 2014

Class A
Net assets	$1,847,272
Shares outstanding	207,093
Net asset value per share	$8.92
Maximum offering price per share(a)	$9.46
Class C
Net assets	$554,426
Shares outstanding	62,606
Net asset value per share	$8.86
Class I
Net assets	$193,466,525
Shares outstanding	21,623,567
Net asset value per share	$8.95
Class R4
Net assets	$2,543
Shares outstanding	284
Net asset value per share(b)	$8.96
Class W
Net assets	$2,952
Shares outstanding	331
Net asset value per share(b)	$8.91
Class Z
Net assets	$75,079,393
Shares outstanding	8,385,363
Net asset value per share	$8.95

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia Pacific/Asia Fund

Statement of Operations

Year Ended March 31, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$8,367,965
Dividends — affiliated issuers	6,356
Interest	64
Foreign taxes withheld	(556,366)
Total income	7,818,019
Expenses:
Investment management fees	2,684,715
Distribution and/or service fees
Class A	5,062
Class C	5,629
Class W	7
Transfer agent fees
Class A	3,771
Class C	1,043
Class R4	4
Class W	4
Class Z	120,422
Administration fees	246,870
Compensation of board members	26,162
Custodian fees	94,351
Printing and postage fees	27,111
Registration fees	57,007
Professional fees	81,196
Chief compliance officer expenses	166
Other	15,170
Total expenses	3,368,690
Expense reductions	(740)
Total net expenses	3,367,950
Net investment income	4,450,069
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	15,838,788
Foreign currency translations	(520,565)
Forward foreign currency exchange contracts	(563,638)
Net realized gain	14,754,585
Net change in unrealized appreciation (depreciation) on:
Investments	(11,487,558)
Foreign currency translations	9,941
Forward foreign currency exchange contracts	611,599
Net change in unrealized appreciation (depreciation)	(10,866,018)
Net realized and unrealized gain	3,888,567
Net increase in net assets resulting from operations	$8,338,636

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Columbia Pacific/Asia Fund

Statement of Changes in Net Assets

	Year Ended March 31, 2014	Year Ended March 31, 2013(a)(b)
Operations
Net investment income	$4,450,069	$5,507,951
Net realized gain (loss)	14,754,585	(3,762,817)
Net change in unrealized appreciation (depreciation)	(10,866,018)	34,315,944
Net increase in net assets resulting from operations	8,338,636	36,061,078
Distributions to shareholders
Net investment income
Class A	(41,635)	(47,494)
Class C	(8,474)	(4,266)
Class I	(6,312,506)	(6,224,357)
Class R4	(64)	—
Class W	(67)	(57)
Class Z	(1,617,068)	(942,174)
Total distributions to shareholders	(7,979,814)	(7,218,348)
Increase (decrease) in net assets from capital stock activity	(39,945,441)	(3,410,856)
Total increase (decrease) in net assets	(39,586,619)	25,431,874
Net assets at beginning of year	310,539,730	285,107,856
Net assets at end of year	$270,953,111	$310,539,730
Excess of distributions over net investment income	$(1,949,045)	$(790,510)

(a) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to March 31, 2013.

(b) Class W shares are for the period from June 18, 2012 (commencement of operations) to March 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
18

Columbia Pacific/Asia Fund

Statement of Changes in Net Assets (continued)

	Year Ended March 31, 2014		Year Ended March 31, 2013(a)(b)
	Shares	Dollars($)	Shares	Dollars($)
Capital stock activity
Class A shares
Subscriptions	229,464	2,112,675	340,888	2,879,245
Distributions reinvested	4,809	41,146	5,777	47,070
Redemptions	(354,645)	(3,126,969)	(226,144)	(1,892,711)
Net increase (decrease)	(120,372)	(973,148)	120,521	1,033,604
Class C shares
Subscriptions	12,006	106,788	34,416	292,274
Distributions reinvested	1,003	8,474	532	4,266
Redemptions	(8,104)	(72,163)	(14,604)	(121,033)
Net increase	4,905	43,099	20,344	175,507
Class I shares
Subscriptions	1,738,160	15,420,392	4,823,597	38,673,731
Distributions reinvested	735,318	6,312,430	771,566	6,224,291
Redemptions	(9,435,174)	(84,664,229)	(9,009,724)	(72,306,247)
Net decrease	(6,961,696)	(62,931,407)	(3,414,561)	(27,408,225)
Class R4 shares
Subscriptions	—	—	284	2,500
Net increase	—	—	284	2,500
Class W shares
Subscriptions	—	—	331	2,500
Net increase	—	—	331	2,500
Class Z shares
Subscriptions	3,785,196	33,589,323	3,658,476	29,740,294
Distributions reinvested	130,682	1,125,559	95,578	786,323
Redemptions	(1,221,543)	(10,798,867)	(939,504)	(7,743,359)
Net increase	2,694,335	23,916,015	2,814,550	22,783,258
Total net decrease	(4,382,828)	(39,945,441)	(458,531)	(3,410,856)

(a) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to March 31, 2013.

(b) Class W shares are for the period from June 18, 2012 (commencement of operations) to March 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
19

Columbia Pacific/Asia Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended March 31,
Class A	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$8.93		$8.09		$8.56		$7.64		$4.82
Income from investment operations:
Net investment income	0.11		0.13		0.13		0.08		0.04
Net realized and unrealized gain (loss)	0.08		0.88		(0.50	)(a)	0.98		2.78
Total from investment operations	0.19		1.01		(0.37)		1.06		2.82
Less distributions to shareholders:
Net investment income	(0.20)		(0.17)		(0.10)		(0.14)		(0.02)
Total distributions to shareholders	(0.20)		(0.17)		(0.10)		(0.14)		(0.02)
Proceeds from regulatory settlements	—		—		0.00	(b)	—		0.02
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		—		0.00 (b)
Net asset value, end of period	$8.92		$8.93		$8.09		$8.56		$7.64
Total return	2.25%		12.74%		(4.28%)		14.26%		59.07%
Ratios to average net assets(c)
Total gross expenses	1.48%		1.53%		1.60%		1.88	%(d)	2.18%
Total net expenses(e)	1.48	%(f)	1.52	%(f)	1.60	%(f)	1.65	%(d)	1.73%
Net investment income	1.20%		1.56%		1.64%		1.01%		0.64%
Supplemental data
Net assets, end of period (in thousands)	$1,847		$2,924		$1,675		$1,394		$814
Portfolio turnover	88%		78%		94%		63%		98%

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
20

Columbia Pacific/Asia Fund

Financial Highlights (continued)

	Year Ended March 31,
Class C	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$8.87		$8.04		$8.47		$7.56		$4.78
Income from investment operations:
Net investment income (loss)	0.03		0.07		0.07		0.00	(a)	(0.01)
Net realized and unrealized gain (loss)	0.09		0.87		(0.49	)(b)	1.00		2.77
Total from investment operations	0.12		0.94		(0.42)		1.00		2.76
Less distributions to shareholders:
Net investment income	(0.13)		(0.11)		(0.01)		(0.09)		—
Total distributions to shareholders	(0.13)		(0.11)		(0.01)		(0.09)		—
Proceeds from regulatory settlements	—		—		0.00	(a)	—		0.02
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		—		0.00 (a)
Net asset value, end of period	$8.86		$8.87		$8.04		$8.47		$7.56
Total return	1.48%		11.88%		(4.91%)		13.46%		58.16%
Ratios to average net assets(c)
Total gross expenses	2.23%		2.28%		2.32%		2.69	%(d)	2.93%
Total net expenses(e)	2.23	%(f)	2.27	%(f)	2.32	%(f)	2.40	%(d)	2.48%
Net investment income (loss)	0.31%		0.93%		0.92%		(0.01%)		(0.09%)
Supplemental data
Net assets, end of period (in thousands)	$554		$512		$300		$97		$359
Portfolio turnover	88%		78%		94%		63%		98%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
21

Columbia Pacific/Asia Fund

Financial Highlights (continued)

	Year Ended March 31,
Class I	2014	2013	2012		2011(a)
Per share data
Net asset value, beginning of period	$8.96	$8.12	$8.61		$7.89
Income from investment operations:
Net investment income	0.14	0.16	0.16		0.08
Net realized and unrealized gain (loss)	0.09	0.89	(0.49	)(b)	0.64
Total from investment operations	0.23	1.05	(0.33)		0.72
Less distributions to shareholders:
Net investment income	(0.24)	(0.21)	(0.16)		—
Total distributions to shareholders	(0.24)	(0.21)	(0.16)		—
Proceeds from regulatory settlements	—	—	0.00	(c)	—
Net asset value, end of period	$8.95	$8.96	$8.12		$8.61
Total return	2.70%	13.17%	(3.83%)		9.13%
Ratios to average net assets(d)
Total gross expenses	1.05%	1.07%	1.17%		1.39	%(e)(f)
Total net expenses(g)	1.05%	1.07%	1.17%		1.34	%(e)(f)
Net investment income	1.49%	1.96%	1.99%		1.76	%(e)
Supplemental data
Net assets, end of period (in thousands)	$193,467	$256,086	$259,769		$80,449
Portfolio turnover	88%	78%	94%		63%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
22

Columbia Pacific/Asia Fund

Financial Highlights (continued)

	Year Ended March 31,
Class R4	2014		2013(a)
Per share data
Net asset value, beginning of period	$8.98		$8.81
Income from investment operations:
Net investment income	0.12		0.03
Net realized and unrealized gain	0.09		0.14
Total from investment operations	0.21		0.17
Less distributions to shareholders:
Net investment income	(0.23)		—
Total distributions to shareholders	(0.23)		—
Net asset value, end of period	$8.96		$8.98
Total return	2.41%		1.93%
Ratios to average net assets(b)
Total gross expenses	1.25%		1.63	%(c)
Total net expenses(d)	1.25	%(e)	1.14	%(c)
Net investment income	1.29%		1.61	%(c)
Supplemental data
Net assets, end of period (in thousands)	$3		$3
Portfolio turnover	88%		78%

Notes to Financial Highlights

(a)  For the period from March 19, 2013 (commencement of operations) to March 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
23

Columbia Pacific/Asia Fund

Financial Highlights (continued)

	Year Ended March 31,
Class W	2014		2013(a)
Per share data
Net asset value, beginning of period	$8.92		$7.55
Income from investment operations:
Net investment income	0.10		0.08
Net realized and unrealized gain	0.09		1.46
Total from investment operations	0.19		1.54
Less distributions to shareholders:
Net investment income	(0.20)		(0.17)
Total distributions to shareholders	(0.20)		(0.17)
Net asset value, end of period	$8.91		$8.92
Total return	2.25%		20.67%
Ratios to average net assets(b)
Total gross expenses	1.47%		1.54	%(c)
Total net expenses(d)	1.47	%(e)	1.54	%(c)(e)
Net investment income	1.07%		1.31	%(c)
Supplemental data
Net assets, end of period (in thousands)	$3		$3
Portfolio turnover	88%		78%

Notes to Financial Highlights

(a)  For the period from June 18, 2012 (commencement of operations) to March 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
24

Columbia Pacific/Asia Fund

Financial Highlights (continued)

	Year Ended March 31,
Class Z	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$8.96		$8.12		$8.61		$7.69		$4.83
Income from investment operations:
Net investment income	0.11		0.12		0.14		0.09		0.07
Net realized and unrealized gain (loss)	0.10		0.91		(0.49	)(a)	0.99		2.81
Total from investment operations	0.21		1.03		(0.35)		1.08		2.88
Less distributions to shareholders:
Net investment income	(0.22)		(0.19)		(0.14)		(0.16)		(0.04)
Total distributions to shareholders	(0.22)		(0.19)		(0.14)		(0.16)		(0.04)
Proceeds from regulatory settlements	—		—		0.00	(b)	—		0.02
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		—		0.00 (b)
Net asset value, end of period	$8.95		$8.96		$8.12		$8.61		$7.69
Total return	2.49%		12.97%		(4.04%)		14.44%		60.22%
Ratios to average net assets(c)
Total gross expenses	1.23%		1.28%		1.35%		1.66	%(d)	1.93%
Total net expenses(e)	1.23	%(f)	1.28	%(f)	1.35%		1.40	%(d)	1.48%
Net investment income	1.27%		1.47%		1.80%		1.22%		1.02%
Supplemental data
Net assets, end of period (in thousands)	$75,079		$51,013		$23,363		$19,154		$30,529
Portfolio turnover	88%		78%		94%		63%		98%

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
25

Columbia Pacific/Asia Fund

Notes to Financial Statements

March 31, 2014

Note 1. Organization

Columbia Pacific/Asia Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class I, Class R4, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Annual Report 2014
26

Columbia Pacific/Asia Fund

Notes to Financial Statements (continued)

March 31, 2014

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any initial margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or

Annual Report 2014
27

Columbia Pacific/Asia Fund

Notes to Financial Statements (continued)

March 31, 2014

insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are typically intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities, to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, and/or to recover an underweight country exposure in its portfolio. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract expires or is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of March 31, 2014:

			Net Amounts of	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Assets Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)	Net Amount ($)(b)
Asset Derivatives:
Forward Foreign Currency Exchange Contracts	452,116	—	452,116	112,653	—	—	339,463

Annual Report 2014
28

Columbia Pacific/Asia Fund

Notes to Financial Statements (continued)

March 31, 2014

			Net Amounts of	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Liabilities Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(c)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)	Net Amount ($)(d)
Liability Derivatives:
Forward Foreign Currency Exchange Contracts	112,653	—	112,653	112,653	—	—	—

(a) Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Represents the net amount due from counterparties in the event of default.

(c) Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(d) Represents the net amount due to counterparties in the event of default.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at March 31, 2014:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	452,116
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	112,653

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended March 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange risk	(563,638)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Foreign Currency Forward Exchange Contracts ($)
Foreign exchange risk	611,599

The following table has a summary of the average outstanding volume by derivative instrument for the year ended March 31, 2014.

Derivate Instrument	Average unrealized appreciation*	Average unrealized depreciation*
Forward foreign currency exchange contracts	$283,351	($306,642)

*Based on ending quarterly outstanding amounts for the year ending March 31, 2014.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Annual Report 2014
29

Columbia Pacific/Asia Fund

Notes to Financial Statements (continued)

March 31, 2014

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.87% to 0.66% as the Fund's net assets increase. The effective investment management fee rate for the year ended March 31, 2014 was 0.87% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.06% as the Fund's net assets increase. The effective administration fee rate for the year ended March 31, 2014 was 0.08% of the Fund's average daily net assets.

Annual Report 2014
30

Columbia Pacific/Asia Fund

Notes to Financial Statements (continued)

March 31, 2014

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees.

For the year ended March 31, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class C	0.19
Class R4	0.14
Class W	0.14
Class Z	0.19

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended March 31, 2014, these minimum account balance fees reduced total expenses by $740.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.25% of the average daily net assets attributable to Class C and Class W shares, respectively.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $4,814 for Class A and $224 for Class C shares for the year ended March 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges

Annual Report 2014
31

Columbia Pacific/Asia Fund

Notes to Financial Statements (continued)

March 31, 2014

from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	August 1, 2013 through July 31, 2014	Prior to August 1, 2013
Class A	1.64%	1.54%
Class C	2.39	2.29
Class I	1.24	1.13
Class R4	1.39	1.29
Class W	1.64	1.54
Class Z	1.39	1.29

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At March 31, 2014, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sales losses, Trustees' deferred compensation, foreign currency transactions, passive foreign investment company (PFIC) holdings and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$2,371,210
Accumulated net realized loss	(2,264,049)
Paid-in capital	(107,161)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended March 31,	2014	2013
Ordinary income	$7,979,814	$7,218,348

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At March 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$174,331
Capital loss carryforwards	(21,392,416)
Net unrealized appreciation	46,515,079

At March 31, 2014, the cost of investments for federal income tax purposes was $222,765,461 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$50,721,312
Unrealized depreciation	(4,206,233)
Net unrealized appreciation	$46,515,079

The following capital loss carryforward, determined at March 31, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	9,165,902
2018	9,618,892
2019	790,415
Unlimited short-term	1,817,207
Total	21,392,416

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

For the year ended March 31, 2014, $10,682,972 of capital loss carryforward was utilized and $107,162 was permanently lost.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and

Annual Report 2014
32

Columbia Pacific/Asia Fund

Notes to Financial Statements (continued)

March 31, 2014

adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $259,210,412 and $301,862,142, respectively, for the year ended March 31, 2014.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At March 31, 2014, affiliated shareholders of record owned 85.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended March 31, 2014.

Note 9. Significant Risks

Financial Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the financial sector than if it were invested in a wider variety of companies in unrelated sectors.

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the

Annual Report 2014
33

Columbia Pacific/Asia Fund

Notes to Financial Statements (continued)

March 31, 2014

Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
34

Columbia Pacific/Asia Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Pacific/Asia Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Pacific/Asia Fund (the "Fund", a series of Columbia Funds Series Trust I) at March 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the custodian, broker and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
May 22, 2014

Annual Report 2014
35

Columbia Pacific/Asia Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended March 31, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations:

Qualified Dividend Income	89.55%
Foreign Taxes Paid	$553,622
Foreign Source Income	$8,309,266

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. These taxes, and the corresponding foreign source income, are provided.

Annual Report 2014
36

Columbia Pacific/Asia Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; Chairman (from 2003 to 2010) and CEO (from 2008 to 2010) of Crystal River Capital, Inc. (real estate investment trust); Oversees 54; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Chimerix, Inc. (biopharmaceutical company) since August 1, 2013; Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 54; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 54; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 54; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 54; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 54; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 54; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 54; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2014
37

Columbia Pacific/Asia Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 54; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 54; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 185; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2014
38

Columbia Pacific/Asia Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008.

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009.

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010.

Annual Report 2014
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Annual Report 2014
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Columbia Pacific/Asia Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
41

Columbia Pacific/Asia Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN209_03_D01_(05/14)

Annual Report

March 31, 2014

Columbia Select Large Cap Growth Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy continued to recover at a slow but steady pace during the first quarter of 2014, supported by solid manufacturing activity, reasonable job growth and continued gains for the housing market. Industrial production was robust, buoyed by strong demand for autos and related parts. After a disappointing January, job growth picked up, which helped boost consumer confidence. Housing data was somewhat mixed, as harsh weather and higher mortgage rates put a damper on sales, while lower inventories helped prices trend higher. The Federal Reserve (the Fed) announced further reductions to its monthly asset purchases and reassured the markets that it would not make any significant changes to monetary policy until it was satisfied that the labor market was on solid ground. Despite mostly good news on the economic front, the broad financial markets recorded only modest gains, as bitter winter weather at home and mounting tensions between Russia and Western allies prompted investor caution.

Investors braced for higher interest rates, but long-term yields declined and the fixed-income markets were surprisingly resilient in the face of stable-to-improving economic data. Risk-on trading continued during the quarter as the higher yielding sectors of the fixed-income markets generally fared well. Emerging-market bonds, long-term U.S. Treasuries and sovereign debt were among the strongest performers, as were Treasury Inflation Protected Securities. Municipal bonds delivered solid gains, especially high-yield municipals, which benefited from continued improvement in state finances.

Against this backdrop, the broad bond market, as measured by the Barclays U.S. Aggregate Bond Index, edged out the broad stock market, as measured by the Standard & Poor's 500 Index, with gains of 1.84% vs. 1.81%, respectively. As indicated late last year, the Fed began tapering its monthly asset purchase program and announced further reductions. New Fed chair Janet Yellen reassured investors the Fed was committed to keeping short-term borrowing rates low into 2015.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Select Large Cap Growth Fund

Table of Contents

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	12
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	18
Notes to Financial Statements	27
Report of Independent Registered Public Accounting Firm	33
Federal Income Tax Information	34
Trustees and Officers	35
Important Information About This Report	41

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Select Large Cap Growth Fund

Performance Overview

Performance Summary

>  Columbia Select Large Cap Growth Fund (the Fund) Class A shares returned 29.19% excluding sales charges for the 12 months ended March 31, 2014.

>  The Fund outperformed its benchmark, the Russell 1000 Growth Index, which returned 23.22% for the same time period.

>  Stock selection in the information technology and consumer discretionary sectors aided returns relative to the benchmark. Allocation decisions also benefited relative returns.

Average Annual Total Returns (%) (for period ended March 31, 2014)

	Inception	1 Year	5 Years	10 Years
Class A*	09/28/07
Excluding sales charges		29.19	23.13	9.90
Including sales charges		21.76	21.68	9.25
Class C*	09/28/07
Excluding sales charges		28.23	22.22	9.08
Including sales charges		27.23	22.22	9.08
Class I*	09/27/10	29.77	23.62	10.24
Class R*	12/31/04	28.81	22.84	9.59
Class R4*	11/08/12	29.42	23.44	10.16
Class R5*	11/08/12	29.68	23.49	10.18
Class W*	09/27/10	29.19	23.12	9.87
Class Y*	11/08/12	29.78	23.52	10.20
Class Z	10/01/97	29.46	23.43	10.16
Russell 1000 Growth Index		23.22	21.68	7.86

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the applicable contingent deferred sales charge (CDSC) of 1.00% in the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014

Columbia Select Large Cap Growth Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (April 1, 2004 – March 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Large Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014

Columbia Select Large Cap Growth Fund

Manager Discussion of Fund Performance

For the 12-month period that ended March 31, 2014, the Fund's Class A shares returned 29.19% excluding sales charges. The Fund outperformed its benchmark, the Russell 1000 Growth Index, which returned 23.22% for the same time period. Stock selection in the information technology and consumer discretionary sectors aided results relative to the benchmark. Overweight allocations vs. the benchmark to health care and information technology stocks, as well as underweight allocations to the defensive, yield-oriented consumer staples and telecommunications sectors, also benefited relative returns. Stock selection in health care and industrials detracted from results.

Stocks Soar in a Favorable Market Environment

Despite a string of lackluster job gains at the end of 2013 — and a difficult winter, which affected job growth, construction activity and the housing market — the U.S. economy expanded at a respectable pace over the 12-month period that ended March 31, 2014. Pent-up demand, low mortgage rates and a generally improving labor market helped home sales advance, and foreclosure activity trended downward. After a brief pullback, manufacturing activity picked up and remained solid through the end of the period. Businesses remained profitable and household finances were healthy, with lower debt loads and stronger credit conditions.

Even though a host of concerns weighed on investors, prices on stocks moved higher as central banks continued to pour liquidity into the financial markets. Investors shrugged off concerns regarding tax increases and enforced federal spending cuts, another showdown over the debt ceiling and the possibility of an attack on Syria. The Federal Reserve's (the Fed's) talk about removing monetary support in the spring of 2013 briefly dampened investor enthusiasm. However, once the Fed chose not to act until 2014, the market rally rebooted. In fact, U.S. equities posted their most significant gains since the late 1990s.

Contributors and Detractors

During the period, the Fund's mix of high-growth companies continued to execute well and surpass the growth rate of companies represented in the broader market. Stock selection and sector allocation both figured into the Fund's performance advantage over its benchmark.

In the information technology sector, positions in social media firm Facebook and Chinese Internet search provider Baidu were notable contributors to performance. Shares of Facebook doubled as the company continued to execute its shift from desktop to mobile advertising. We trimmed the Fund's position as the year progressed, given Facebook's strong performance. Baidu, which struggled early in the period, advanced strongly late in the period after announcing increased revenues from an expansion in its customer base. Global payment processer Visa and technology outsourcing firm Cognizant Technology were also relative outperformers in the IT services industry. During the year, we exited data storage provider EMC and communications equipment manufacturer Qualcomm and added positions in Red Hat, VMware and ARM Holdings. Red Hat is the main provider of enterprise class open source software and services. VMware is a leader in the server virtualization infrastructure software market. ARM Holdings is a leading intellectual property supplier to the global semiconductor industry.

Portfolio Management

Thomas Galvin, CFA

Todd Herget

Richard Carter

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2014 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at March 31, 2014)
Priceline Group, Inc. (The)	4.5
Fastenal Co.	4.2
LinkedIn Corp., Class A	4.0
VMware, Inc., Class A	4.0
Michael Kors Holdings Ltd.	3.9
Tesla Motors, Inc.	3.8
FMC Technologies, Inc.	3.7
Visa, Inc., Class A	3.6
Salesforce.com, Inc.	3.6
Precision Castparts Corp.	3.6

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2014

Columbia Select Large Cap Growth Fund

Manager Discussion of Fund Performance (continued)

In the consumer discretionary sector, online travel booking site priceline.com, ecommerce leader Amazon.com and fashion and apparel retailer Michael Kors were strong performers. priceline.com continued to take market share in the online travel industry, as the company exceeded growth expectations in its hotel booking business. Amazon.com revenue growth accelerated. In the fourth quarter of 2013, the company announced that it had signed up millions of Prime subscriptions from customers who tend to spend more than non-Prime costumers and utilize more services. Michael Kors continued to execute its fashion strategies well with solid earnings growth. We exited positions in restaurant operator Yum! Brands and cosmetic and fragrance manufacturer Estee Lauder as the economic environment in China and Europe clouded the growth potential for both companies. In addition, we took profits in casino operator Las Vegas Sands, whose shares the Fund acquired in 2011. We believe the company's growth is beginning to decelerate.

We initiated new holdings in South American ecommerce firm MercadoLibre, Tesla Motors and Discovery Communications. MercadoLibre operates the largest online marketplace in Latin America. Since initiation, the Fund's position in MercadoLibre has underperformed on concerns of slowdown in the emerging markets. However, we believe the company's long term growth story remains intact. Tesla Motors manufactures high-performance fully electric vehicles as well as powertrain components, which it sells to other automakers. Discovery Communications is a unique global content company in that it owns and produces all of its content, which it distributes through its cable networks, which include Discovery Channel, TLC, Animal Planet and others.

In the health care sector, solid performance from the Fund's biotechnology holdings was overshadowed by weaker selection in the pharmaceutical and health care equipment industries. Overweight positions in Celgene, Gilead Sciences and Biogen Idec boosted relative returns on the strong gains of all three holdings. Celgene shares rallied as the company reported better-than-expected revenue growth from its multiple myeloma treatment Revlimid. Gilead, a leading provider of HIV therapies, received a boost from the European Union and the FDA approvals of its promising Sovaldi treatment for Hepatitis C. Biogen Idec rallied after the FDA approved its new drug Tecfidera, which helps control hard-to-treat forms of multiple sclerosis. The drug also received a positive recommendation that may pave the way for approval in the European Union in early 2014. Late in the period, fears of a speculative bubble in biotech brought the industry down. A Congressional request for information regarding the pricing of Gilead's Sovaldi further weighed on that company's returns. However, we believe that these concerns are not warranted. Given the success rate of the treatment, we believe that it will prove cost efficient, which should differentiate the company as the clear leader in the field. Overall, we remain confident in our positions and still believe that our large cap biotech positions are attractively valued with compelling growth opportunities. Unlike prior periods when biotech stocks have stumbled, many of today's industry leaders, including Celgene, Biogen Idec and Gilead Sciences, have drugs and treatments that are either currently in the market or in late stages of development, and do not look unreasonably valued, in our opinion, given their earnings growth potential over the next few years.

In the pharmaceutical industry positions in Allergan, best known for its product Botox, and Novo Nordisk were relative underperformers. Shares of Allergan came under pressure on concerns that generic versions of its dry-eye Restasis

Portfolio Breakdown (%) (at March 31, 2014)
Common Stocks	98.4
Consumer Discretionary	21.4
Energy	6.9
Health Care	20.1
Industrials	7.7
Information Technology	39.0
Materials	3.3
Money Market Funds	1.6
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Investment Risks

The Fund is subject to stock market fluctuations. By maintaining a relatively concentrated portfolio, the Fund may be subject to greater risk than a fund that is more fully diversified. The Fund may invest in foreign securities. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, and other monetary and political risks. See the Fund's prospectus for information on these and other risks.

Annual Report 2014

Columbia Select Large Cap Growth Fund

Manager Discussion of Fund Performance (continued)

treatment could come to the market earlier than expected. The stock rebounded late in the period as the company filed for patents that should protect the product from competition but still ended the year as a relative underperformer and was eventually sold as the shares neared our price target. As our fundamental outlook changed on diabetes treatment provider Novo Nordisk, we eliminated the stock and initiated a position in Bristol-Myers Squibb, which we believe is in a leading position to benefit from the development of a novel class of oncology products aimed at harnessing the natural immune response to battle cancer.

Despite a strong year, positioning in the industrials sector did not keep pace with the benchmark. An overweight in Fastenal, a distributor of industrial fasteners, accounted for the bulk of the underperformance in the sector. Fastenal declined after the company reported revenue shortfalls and preannounced missed earnings estimates. However, we added to Fastenal on the belief that growth should reaccelerate in 2014 as the company continues to benefit from a highly fragmented competitive landscape and the general trend of near sourcing.

Looking Ahead

Even with the equity markets' strong gains over the past two years, we currently believe the overall outlook for growth stocks remains favorable. At the end of March 2014, investor preference abruptly shifted, which resulted in selling the highest growth companies indiscriminately in favor of more value-oriented fare. However, we saw this market pullback as a buying opportunity, as market dislocations are usually temporary. We believe that patience is critical in such times, and we intend to continue to maintain a balanced portfolio of growth stocks roughly divided between established growth and emerging growth opportunities. We presently believe that the Fund's high quality, high-growth portfolio trades at an attractive valuation level. And with the real possibility of the first synchronized global expansion in nearly two decades, the backdrop for equities (and growth stocks in particular) remains compelling to us. At this time, the U.S. economy continues to recover while Europe benefits from stimulus programs put in place over the last two years. Japan will also undergo a capital spending program ahead of the 2020 summer Olympics in Tokyo, which should stimulate growth. And, with relatively high global unemployment rates and a growth rate moderate enough to avoid overheating, we believe the overall inflation threat should remain low.

Annual Report 2014

Columbia Select Large Cap Growth Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

October 1, 2013 – March 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,097.40	1,019.45	5.75	5.54	1.10
Class C	1,000.00	1,000.00	1,093.00	1,015.71	9.65	9.30	1.85
Class I	1,000.00	1,000.00	1,099.80	1,021.74	3.35	3.23	0.64
Class R	1,000.00	1,000.00	1,095.90	1,018.20	7.05	6.79	1.35
Class R4	1,000.00	1,000.00	1,098.20	1,020.69	4.45	4.28	0.85
Class R5	1,000.00	1,000.00	1,099.20	1,021.44	3.66	3.53	0.70
Class W	1,000.00	1,000.00	1,097.40	1,019.45	5.75	5.54	1.10
Class Y	1,000.00	1,000.00	1,099.80	1,021.74	3.35	3.23	0.64
Class Z	1,000.00	1,000.00	1,098.20	1,020.69	4.45	4.28	0.85

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Annual Report 2014

Columbia Select Large Cap Growth Fund

Portfolio of Investments

March 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 98.8%

Issuer	Shares	Value ($)
Consumer Discretionary 21.5%
Automobiles 3.7%
Tesla Motors, Inc.(a)	1,222,410	254,811,364
Internet & Catalog Retail 7.7%
Amazon.com, Inc.(a)	653,618	219,955,529
Priceline Group, Inc. (The)(a)	256,058	305,192,970
Total		525,148,499
Media 3.1%
Discovery Communications, Inc., Class A(a)	2,608,660	215,736,182
Specialty Retail 3.1%
TJX Companies, Inc. (The)	3,535,480	214,426,862
Textiles, Apparel & Luxury Goods 3.9%
Michael Kors Holdings Ltd.(a)	2,849,089	265,734,531
Total Consumer Discretionary		1,475,857,438
Energy 6.9%
Energy Equipment & Services 3.6%
FMC Technologies, Inc.(a)	4,807,185	251,367,704
Oil, Gas & Consumable Fuels 3.3%
EOG Resources, Inc.	1,155,426	226,659,918
Total Energy		478,027,622
Health Care 20.2%
Biotechnology 15.5%
Alexion Pharmaceuticals, Inc.(a)	948,189	144,247,993
Biogen Idec, Inc.(a)	618,774	189,264,403
Celgene Corp.(a)	1,356,232	189,329,987
Gilead Sciences, Inc.(a)	2,802,930	198,615,620
Pharmacyclics, Inc.(a)	1,390,490	139,354,908
Vertex Pharmaceuticals, Inc.(a)	2,831,360	200,233,779
Total		1,061,046,690
Life Sciences Tools & Services 2.1%
Illumina, Inc.(a)	970,456	144,267,989
Pharmaceuticals 2.6%
Bristol-Myers Squibb Co.	3,472,400	180,391,180
Total Health Care		1,385,705,859

Common Stocks (continued)

Issuer	Shares	Value ($)
Industrials 7.7%
Aerospace & Defense 3.5%
Precision Castparts Corp.	957,525	242,024,019
Trading Companies & Distributors 4.2%
Fastenal Co.	5,849,496	288,497,143
Total Industrials		530,521,162
Information Technology 39.2%
Internet Software & Services 16.2%
Baidu, Inc., ADR(a)	1,236,174	188,368,194
Facebook, Inc., Class A(a)	3,101,093	186,809,842
Google, Inc., Class A(a)	211,835	236,092,226
LinkedIn Corp., Class A(a)	1,473,519	272,512,604
MercadoLibre, Inc.(b)	2,428,132	230,939,635
Total		1,114,722,501
IT Services 6.8%
Cognizant Technology Solutions Corp., Class A(a)	4,417,610	223,575,242
Visa, Inc., Class A	1,135,043	245,010,382
Total		468,585,624
Semiconductors & Semiconductor Equipment 3.2%
ARM Holdings PLC, ADR	4,241,160	216,171,925
Software 13.0%
Red Hat, Inc.(a)	3,820,660	202,418,567
Salesforce.com, Inc.(a)	4,269,666	243,755,232
Splunk, Inc.(a)	2,486,310	177,746,302
VMware, Inc., Class A(a)	2,502,160	270,283,323
Total		894,203,424
Total Information Technology		2,693,683,474
Materials 3.3%
Chemicals 3.3%
Monsanto Co.	1,989,935	226,394,905
Total Materials		226,394,905
Total Common Stocks (Cost: $4,480,545,479)		6,790,190,460

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Select Large Cap Growth Fund

Portfolio of Investments (continued)

March 31, 2014

Money Market Funds 1.6%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.094%(b)(c)	112,206,652	112,206,652
Total Money Market Funds (Cost: $112,206,652)		112,206,652
Total Investments (Cost: $4,592,752,131)		6,902,397,112
Other Assets & Liabilities, Net		(27,496,430)
Net Assets		6,874,900,682

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended March 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	38,068,512	1,977,395,224	(1,903,257,084)	112,206,652	93,389	112,206,652
MercadoLibre, Inc.*	—	272,572,884	—	272,572,884	781,904	230,939,635
Total	38,068,512	2,249,968,108	(1,903,257,084)	384,779,536	875,293	343,146,287

*Issuer was not an affiliate for the entire period ended March 31, 2014.

(c)  The rate shown is the seven-day current annualized yield at March 31, 2014.

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Select Large Cap Growth Fund

Portfolio of Investments (continued)

March 31, 2014

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Select Large Cap Growth Fund

Portfolio of Investments (continued)

March 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at March 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	1,475,857,438	—	—	1,475,857,438
Energy	478,027,622	—	—	478,027,622
Health Care	1,385,705,859	—	—	1,385,705,859
Industrials	530,521,162	—	—	530,521,162
Information Technology	2,693,683,474	—	—	2,693,683,474
Materials	226,394,905	—	—	226,394,905
Total Equity Securities	6,790,190,460	—	—	6,790,190,460
Mutual Funds
Money Market Funds	112,206,652	—	—	112,206,652
Total Mutual Funds	112,206,652	—	—	112,206,652
Total	6,902,397,112	—	—	6,902,397,112

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Select Large Cap Growth Fund

Statement of Assets and Liabilities

March 31, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $4,207,972,595)	$6,559,250,825
Affiliated issuers (identified cost $384,779,536)	343,146,287
Total investments (identified cost $4,592,752,131)	6,902,397,112
Receivable for:
Capital shares sold	13,925,572
Dividends	393,186
Prepaid expenses	19,024
Trustees' deferred compensation plan	104,118
Total assets	6,916,839,012
Liabilities
Payable for:
Investments purchased	34,335,917
Capital shares purchased	5,672,867
Investment management fees	326,327
Distribution and/or service fees	47,694
Transfer agent fees	1,239,630
Administration fees	25,474
Chief compliance officer expenses	886
Other expenses	184,827
Trustees' deferred compensation plan	104,118
Other liabilities	590
Total liabilities	41,938,330
Net assets applicable to outstanding capital stock	$6,874,900,682
Represented by
Paid-in capital	$4,015,298,747
Excess of distributions over net investment income	(100,899)
Accumulated net realized gain	550,057,853
Unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	2,351,278,230
Investments — affiliated issuers	(41,633,249)
Total — representing net assets applicable to outstanding capital stock	$6,874,900,682

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Select Large Cap Growth Fund

Statement of Assets and Liabilities (continued)

March 31, 2014

Class A
Net assets	$1,525,488,945
Shares outstanding	80,637,315
Net asset value per share	$18.92
Maximum offering price per share(a)	$20.07
Class C
Net assets	$186,302,211
Shares outstanding	10,362,196
Net asset value per share	$17.98
Class I
Net assets	$256,892,569
Shares outstanding	13,263,058
Net asset value per share	$19.37
Class R
Net assets	$20,299,787
Shares outstanding	1,111,279
Net asset value per share	$18.27
Class R4
Net assets	$12,380,797
Shares outstanding	633,265
Net asset value per share	$19.55
Class R5
Net assets	$635,330,223
Shares outstanding	32,432,567
Net asset value per share	$19.59
Class W
Net assets	$38,342,449
Shares outstanding	2,027,016
Net asset value per share	$18.92
Class Y
Net assets	$21,274,006
Shares outstanding	1,079,577
Net asset value per share	$19.71
Class Z
Net assets	$4,178,589,695
Shares outstanding	217,402,275
Net asset value per share	$19.22

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Select Large Cap Growth Fund

Statement of Operations

Year Ended March 31, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$17,423,981
Dividends — affiliated issuers	875,293
Interest	673
Total income	18,299,947
Expenses:
Investment management fees	36,199,976
Distribution and/or service fees
Class A	3,432,844
Class C	1,286,925
Class R	78,887
Class W	64,119
Transfer agent fees
Class A	2,796,228
Class C	261,896
Class R	32,121
Class R4	11,444
Class R5	270,274
Class W	52,335
Class Z	7,711,585
Administration fees	2,844,401
Compensation of board members	160,991
Custodian fees	36,344
Printing and postage fees	312,914
Registration fees	135,155
Professional fees	198,338
Line of credit interest expense	1,792
Chief compliance officer expenses	3,182
Other	187,573
Total expenses	56,079,324
Expense reductions	(3,255)
Total net expenses	56,076,069
Net investment loss	(37,776,122)
Net realized gain (loss) on:
Investments — unaffiliated issuers	970,822,038
Net realized gain	970,822,038
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	658,837,241
Investments — affiliated issuers	(41,633,249)
Net change in unrealized appreciation (depreciation)	617,203,992
Net realized and unrealized gain	1,588,026,030
Net increase in net assets resulting from operations	$1,550,249,908

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Select Large Cap Growth Fund

Statement of Changes in Net Assets

	Year Ended March 31, 2014	Year Ended March 31, 2013(a)
Operations
Net investment loss	$(37,776,122)	$(11,363,248)
Net realized gain	970,822,038	323,398,025
Net change in unrealized appreciation (depreciation)	617,203,992	(37,297,683)
Net increase in net assets resulting from operations	1,550,249,908	274,737,094
Distributions to shareholders
Net realized gains
Class A	(54,722,500)	—
Class C	(5,586,569)	—
Class I	(9,907,359)	—
Class R	(635,235)	—
Class R4	(265,929)	—
Class R5	(21,254,199)	—
Class W	(839,796)	—
Class Y	(865,216)	—
Class Z	(150,305,360)	—
Total distributions to shareholders	(244,382,163)	—
Increase (decrease) in net assets from capital stock activity	397,818,812	(1,932,911,545)
Total increase (decrease) in net assets	1,703,686,557	(1,658,174,451)
Net assets at beginning of year	5,171,214,125	6,829,388,576
Net assets at end of year	$6,874,900,682	$5,171,214,125
Excess of distributions over net investment income	$(100,899)	$(5,201,184)

(a) Class R4, Class R5 and Class Y shares are for the period from November 8, 2012 (commencement of operations) to March 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Select Large Cap Growth Fund

Statement of Changes in Net Assets (continued)

	Year ended March 31, 2014		Year ended March 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	24,844,617	442,762,404	25,512,396	344,092,808
Distributions reinvested	3,002,623	53,746,950	—	—
Redemptions	(24,229,209)	(430,284,790)	(90,179,008)	(1,249,771,685)
Net increase (decrease)	3,618,031	66,224,564	(64,666,612)	(905,678,877)
Class C shares
Subscriptions	4,457,705	78,694,484	2,028,428	26,629,649
Distributions reinvested	264,501	4,509,734	—	—
Redemptions	(951,289)	(16,015,391)	(1,338,704)	(17,323,910)
Net increase	3,770,917	67,188,827	689,724	9,305,739
Class I shares
Subscriptions	2,802,098	46,545,578	3,778,114	50,783,253
Distributions reinvested	541,377	9,907,200	—	—
Redemptions	(7,395,422)	(132,022,480)	(6,079,384)	(84,596,028)
Net decrease	(4,051,947)	(75,569,702)	(2,301,270)	(33,812,775)
Class R shares
Subscriptions	463,604	8,252,025	478,942	6,318,988
Distributions reinvested	36,719	635,235	—	—
Redemptions	(303,238)	(5,092,080)	(618,503)	(8,173,308)
Net increase (decrease)	197,085	3,795,180	(139,561)	(1,854,320)
Class R4 shares
Subscriptions	666,442	12,140,497	357	5,050
Distributions reinvested	14,383	265,793	—	—
Redemptions	(47,917)	(874,735)	—	—
Net increase	632,908	11,531,555	357	5,050
Class R5 shares
Subscriptions	41,170,313	667,023,626	4,234,634	64,805,666
Distributions reinvested	1,147,984	21,249,178	—	—
Redemptions	(14,095,567)	(263,028,006)	(24,797)	(377,600)
Net increase	28,222,730	425,244,798	4,209,837	64,428,066
Class W shares
Subscriptions	1,190,833	21,870,989	603,006	8,142,182
Distributions reinvested	46,907	839,636	—	—
Redemptions	(442,033)	(7,820,951)	(3,043,597)	(40,531,920)
Net increase (decrease)	795,707	14,889,674	(2,440,591)	(32,389,738)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Select Large Cap Growth Fund

Statement of Changes in Net Assets (continued)

	Year ended March 31, 2014		Year ended March 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class Y shares
Subscriptions	1,313,197	22,067,283	189	2,500
Distributions reinvested	39,814	741,335	—	—
Redemptions	(273,623)	(5,327,446)	—	—
Net increase	1,079,388	17,481,172	189	2,500
Class Z shares
Subscriptions	55,037,001	994,453,958	66,596,344	894,850,146
Distributions reinvested	3,114,528	56,590,967	—	—
Redemptions	(69,853,504)	(1,184,012,181)	(140,678,206)	(1,927,767,336)
Net decrease	(11,701,975)	(132,967,256)	(74,081,862)	(1,032,917,190)
Total net increase (decrease)	22,562,844	397,818,812	(138,729,789)	(1,932,911,545)

(a) Class R4, Class R5 and Class Y shares are for the period from November 8, 2012 (commencement of operations) to March 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Select Large Cap Growth Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended March 31,
Class A	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$15.23		$14.28		$13.63		$10.60		$7.06
Income from investment operations:
Net investment loss	(0.14)		(0.05)		(0.09)		(0.09)		(0.05)
Net realized and unrealized gain	4.55		1.00		0.95		3.12		3.59
Total from investment operations	4.41		0.95		0.86		3.03		3.54
Less distributions to shareholders:
Net realized gains	(0.72)		—		(0.21)		—		—
Total distributions to shareholders	(0.72)		—		(0.21)		—		—
Proceeds from regulatory settlements	—		—		0.00	(a)	—		—
Net asset value, end of period	$18.92		$15.23		$14.28		$13.63		$10.60
Total return	29.19%		6.65%		6.39%		28.58%		50.14%
Ratios to average net assets(b)
Total gross expenses	1.10	%(c)	1.11	%(c)	1.11%		1.24%		1.26%
Total net expenses(d)	1.10	%(c)(e)	1.11	%(c)(e)	1.11	%(e)	1.24	%(e)	1.26	%(e)
Net investment loss	(0.81%)		(0.40%)		(0.66%)		(0.79%)		(0.53%)
Supplemental data
Net assets, end of period (in thousands)	$1,525,489		$1,173,231		$2,023,475		$1,242,211		$576,956
Portfolio turnover	53%		36%		53%		71%		27%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Select Large Cap Growth Fund

Financial Highlights (continued)

	Year Ended March 31,
Class C	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$14.61		$13.80		$13.28		$10.40		$6.98
Income from investment operations:
Net investment loss	(0.27)		(0.15)		(0.17)		(0.17)		(0.12)
Net realized and unrealized gain	4.36		0.96		0.90		3.05		3.54
Total from investment operations	4.09		0.81		0.73		2.88		3.42
Less distributions to shareholders:
Net realized gains	(0.72)		—		(0.21)		—		—
Total distributions to shareholders	(0.72)		—		(0.21)		—		—
Proceeds from regulatory settlements	—		—		0.00	(a)	—		—
Net asset value, end of period	$17.98		$14.61		$13.80		$13.28		$10.40
Total return	28.23%		5.87%		5.57%		27.69%		49.00%
Ratios to average net assets(b)
Total gross expenses	1.85	%(c)	1.87	%(c)	1.86%		1.99%		2.01%
Total net expenses(d)	1.85	%(c)(e)	1.87	%(c)(e)	1.86	%(e)	1.99	%(e)	2.01	%(e)
Net investment loss	(1.56%)		(1.12%)		(1.35%)		(1.49%)		(1.27%)
Supplemental data
Net assets, end of period (in thousands)	$186,302		$96,328		$81,441		$14,523		$3,234
Portfolio turnover	53%		36%		53%		71%		27%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Select Large Cap Growth Fund

Financial Highlights (continued)

	Year Ended March 31,
Class I	2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$15.51		$14.47		$13.75		$11.23
Income from investment operations:
Net investment income (loss)	(0.06)		0.01		(0.02)		(0.01)
Net realized and unrealized gain	4.64		1.03		0.95		2.53
Total from investment operations	4.58		1.04		0.93		2.52
Less distributions to shareholders:
Net realized gains	(0.72)		—		(0.21)		—
Total distributions to shareholders	(0.72)		—		(0.21)		—
Proceeds from regulatory settlements	—		—		0.00	(b)	—
Net asset value, end of period	$19.37		$15.51		$14.47		$13.75
Total return	29.77%		7.19%		6.85%		22.44%
Ratios to average net assets(c)
Total gross expenses	0.65	%(d)	0.67	%(d)	0.67%		0.76	%(e)
Total net expenses(f)	0.65	%(d)	0.67	%(d)	0.67	%(g)	0.76	%(e)(g)
Net investment income (loss)	(0.35%)		0.07%		(0.19%)		(0.18	%)(e)
Supplemental data
Net assets, end of period (in thousands)	$256,893		$268,592		$283,920		$126,813
Portfolio turnover	53%		36%		53%		71%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Select Large Cap Growth Fund

Financial Highlights (continued)

	Year Ended March 31,
Class R	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$14.77		$13.87		$13.28		$10.35		$6.91
Income from investment operations:
Net investment loss	(0.18)		(0.08)		(0.10)		(0.12)		(0.07)
Net realized and unrealized gain	4.40		0.98		0.90		3.05		3.51
Total from investment operations	4.22		0.90		0.80		2.93		3.44
Less distributions to shareholders:
Net realized gains	(0.72)		—		(0.21)		—		—
Total distributions to shareholders	(0.72)		—		(0.21)		—		—
Proceeds from regulatory settlements	—		—		0.00	(a)	—		—
Net asset value, end of period	$18.27		$14.77		$13.87		$13.28		$10.35
Total return	28.81%		6.49%		6.11%		28.31%		49.78%
Ratios to average net assets(b)
Total gross expenses	1.35	%(c)	1.37	%(c)	1.35%		1.49%		1.51%
Total net expenses(d)	1.35	%(c)(e)	1.37	%(c)(e)	1.35	%(e)	1.49	%(e)	1.51	%(e)
Net investment loss	(1.06%)		(0.63%)		(0.84%)		(1.03%)		(0.71%)
Supplemental data
Net assets, end of period (in thousands)	$20,300		$13,498		$14,619		$2,926		$408
Portfolio turnover	53%		36%		53%		71%		27%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Select Large Cap Growth Fund

Financial Highlights (continued)

	Year Ended March 31,
Class R4	2014		2013(a)
Per share data
Net asset value, beginning of period	$15.69		$13.14
Income from investment operations:
Net investment income (loss)	(0.11)		0.03
Net realized and unrealized gain	4.69		2.52
Total from investment operations	4.58		2.55
Less distributions to shareholders:
Net realized gains	(0.72)		—
Total distributions to shareholders	(0.72)		—
Net asset value, end of period	$19.55		$15.69
Total return	29.42%		19.41%
Ratios to average net assets(b)
Total gross expenses	0.85	%(c)	0.82	%(d)
Total net expenses(e)	0.85	%(c)(f)	0.82	%(d)
Net investment income (loss)	(0.59%)		0.60	%(d)
Supplemental data
Net assets, end of period (in thousands)	$12,381		$6
Portfolio turnover	53%		36%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to March 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Select Large Cap Growth Fund

Financial Highlights (continued)

	Year Ended March 31,
Class R5	2014		2013(a)
Per share data
Net asset value, beginning of period	$15.69		$13.14
Income from investment operations:
Net investment income (loss)	(0.07)		0.01
Net realized and unrealized gain	4.69		2.54
Total from investment operations	4.62		2.55
Less distributions to shareholders:
Net realized gains	(0.72)		—
Total distributions to shareholders	(0.72)		—
Net asset value, end of period	$19.59		$15.69
Total return	29.68%		19.41%
Ratios to average net assets(b)
Total gross expenses	0.70	%(c)	0.69	%(d)
Total net expenses(e)	0.70	%(c)	0.69	%(d)
Net investment income (loss)	(0.41%)		0.13	%(d)
Supplemental data
Net assets, end of period (in thousands)	$635,330		$66,054
Portfolio turnover	53%		36%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to March 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Select Large Cap Growth Fund

Financial Highlights (continued)

	Year Ended March 31,
Class W	2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$15.23		$14.28		$13.63		$11.16
Income from investment operations:
Net investment loss	(0.14)		(0.06)		(0.09)		(0.05)
Net realized and unrealized gain	4.55		1.01		0.95		2.52
Total from investment operations	4.41		0.95		0.86		2.47
Less distributions to shareholders:
Net realized gains	(0.72)		—		(0.21)		—
Total distributions to shareholders	(0.72)		—		(0.21)		—
Proceeds from regulatory settlements	—		—		0.00	(b)	—
Net asset value, end of period	$18.92		$15.23		$14.28		$13.63
Total return	29.19%		6.65%		6.39%		22.13%
Ratios to average net assets(c)
Total gross expenses	1.11	%(d)	1.12	%(d)	1.12%		1.25	%(e)
Total net expenses(f)	1.11	%(d)(g)	1.12	%(d)(g)	1.12	%(g)	1.25	%(e)(g)
Net investment loss	(0.81%)		(0.46%)		(0.67%)		(0.78	%)(e)
Supplemental data
Net assets, end of period (in thousands)	$38,342		$18,755		$52,432		$41,768
Portfolio turnover	53%		36%		53%		71%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Select Large Cap Growth Fund

Financial Highlights (continued)

	Year Ended March 31,
Class Y	2014		2013(a)
Per share data
Net asset value, beginning of period	$15.77		$13.20
Income from investment operations
Net investment income	(0.07)		0.05
Net realized and unrealized gain	4.73		2.52
Total from investment operations	4.66		2.57
Less distributions to shareholders:
Net realized gains	(0.72)		—
Total distributions to shareholders	(0.72)		—
Net asset value, end of period	$19.71		$15.77
Total return	29.78%		19.47%
Ratios to average net assets(b)
Total gross expenses	0.65	%(c)	0.65	%(d)
Total net expenses(e)	0.65	%(c)	0.65	%(d)
Net investment income	(0.36%)		0.81	%(d)
Supplemental data
Net assets, end of period (in thousands)	$21,274		$3
Portfolio turnover	53%		36%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) March 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Select Large Cap Growth Fund

Financial Highlights (continued)

	Year Ended March 31,
Class Z	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$15.43		$14.43		$13.74		$10.65		$7.08
Income from investment operations:
Net investment loss	(0.10)		(0.02)		(0.06)		(0.06)		(0.03)
Net realized and unrealized gain	4.61		1.02		0.96		3.15		3.60
Total from investment operations	4.51		1.00		0.90		3.09		3.57
Less distributions to shareholders:
Net realized gains	(0.72)		—		(0.21)		—		—
Total distributions to shareholders	(0.72)		—		(0.21)		—		—
Proceeds from regulatory settlements	—		—		0.00	(a)	—		—
Net asset value, end of period	$19.22		$15.43		$14.43		$13.74		$10.65
Total return	29.46%		6.93%		6.64%		29.01%		50.42%
Ratios to average net assets(b)
Total gross expenses	0.85	%(c)	0.87	%(c)	0.86%		0.99%		1.01%
Total net expenses(d)	0.85	%(c)(e)	0.87	%(c)(e)	0.86	%(e)	0.99	%(e)	1.01	%(e)
Net investment loss	(0.56%)		(0.16%)		(0.43%)		(0.54%)		(0.29%)
Supplemental data
Net assets, end of period (in thousands)	$4,178,590		$3,534,748		$4,373,501		$3,353,583		$1,697,630
Portfolio turnover	53%		36%		53%		71%		27%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Select Large Cap Growth Fund

Notes to Financial Statements

March 31, 2014

Note 1. Organization

Columbia Select Large Cap Growth Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class I, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures

Annual Report 2014

Columbia Select Large Cap Growth Fund

Notes to Financial Statements (continued)

March 31, 2014

contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains

(losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.71% to 0.54% as the Fund's net assets increase. The effective investment management fee rate for the year ended March 31, 2014 was 0.59% of the Fund's average daily net assets.

Annual Report 2014

Columbia Select Large Cap Growth Fund

Notes to Financial Statements (continued)

March 31, 2014

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended March 31, 2014 was 0.05% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares. Class Y shares are not subject to transfer agent fees.

For the year ended March 31, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class C	0.20
Class R	0.20
Class R4	0.20
Class R5	0.05
Class W	0.20
Class Z	0.20

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended March 31, 2014, these minimum account balance fees reduced total expenses by $3,255.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class C, Class R and Class W shares, respectively.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Annual Report 2014

Columbia Select Large Cap Growth Fund

Notes to Financial Statements (continued)

March 31, 2014

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $1,756,237 for Class A and $7,412 for Class C shares for the year ended March 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through July 31, 2014
Class A	1.19%
Class C	1.94
Class I	0.82
Class R	1.44
Class R4	0.94
Class R5	0.87
Class W	1.19
Class Y	0.82
Class Z	0.94

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At March 31, 2014, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, Trustees' deferred compensation, and net operating loss reclassification. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$42,876,407
Accumulated net realized gain	(42,876,407)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended March 31,	2014	2013
Long-term capital gains	$244,382,163	$—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At March 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$23,714,353
Undistributed long-term capital gains	533,589,712
Net unrealized appreciation	2,302,398,769

At March 31, 2014, the cost of investments for federal income tax purposes was $4,599,998,343 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$2,437,357,021
Unrealized depreciation	(134,958,252)
Net unrealized appreciation	2,302,398,769

For the year ended March 31, 2014, $120,778,632 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Annual Report 2014

Columbia Select Large Cap Growth Fund

Notes to Financial Statements (continued)

March 31, 2014

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $3,254,995,189 and $3,176,682,028, respectively, for the year ended March 31, 2014.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At March 31, 2014, two unaffiliated shareholders of record owned 51.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

For the year ended March 31, 2014, the average daily loan balance outstanding on days when borrowing existed was $13,675,000 at a weighted average interest rate of 1.18%. Interest expense incurred by the Fund is recorded as line of credit interest expense in the Statement of Operations.

Note 9. Significant Risks

Consumer Discretionary Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors.

Health Care Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors.

Information Technology Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC,

Annual Report 2014

Columbia Select Large Cap Growth Fund

Notes to Financial Statements (continued)

March 31, 2014

which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014

Columbia Select Large Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Select Large Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Select Large Cap Growth Fund (the "Fund", a series of Columbia Funds Series Trust I) at March 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
May 22, 2014

Annual Report 2014

Columbia Select Large Cap Growth Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended March 31, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations

Capital Gain Dividend	$816,870,469

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2014

Columbia Select Large Cap Growth Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; Chairman (from 2003 to 2010) and CEO (from 2008 to 2010) of Crystal River Capital, Inc. (real estate investment trust); Oversees 54; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Chimerix, Inc. (biopharmaceutical company) since August 1, 2013; Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 54; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 54; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 54; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 54; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 54; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 54; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 54; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2014

Columbia Select Large Cap Growth Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 54; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 54; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 185; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2014

Columbia Select Large Cap Growth Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008.

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009.

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010.

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Annual Report 2014

Columbia Select Large Cap Growth Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014

Columbia Select Large Cap Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN215_03_D01_(05/14)

Annual Report March 31, 2014

Active Portfolios® Multi-Manager Growth Fund (formerly, Columbia Active Portfolios® – Select Large Cap Growth Fund)

President’s Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy continued to recover at a slow but steady pace during the first quarter of 2014, supported by solid manufacturing activity, reasonable job growth and continued gains for the housing market. Industrial production was robust, buoyed by strong demand for autos and related parts. After a disappointing January, job growth picked up, which helped boost consumer confidence. Housing data was somewhat mixed, as harsh weather and higher mortgage rates put a damper on sales, while lower inventories helped prices trend higher. The Federal Reserve (the Fed) announced further reductions to its monthly asset purchases and reassured the markets that it would not make any significant changes to monetary policy until it was satisfied that the labor market was on solid ground. Despite mostly good news on the economic front, the broad financial markets recorded only modest gains, as bitter winter weather at home and mounting tensions between Russia and Western allies prompted investor caution.

Investors braced for higher interest rates, but long-term yields declined and the fixed-income markets were surprisingly resilient in the face of stable-to-improving economic data. Risk-on trading continued during the quarter as the higher yielding sectors of the fixed-income markets generally fared well. Emerging-market bonds, long-term U.S. Treasuries and sovereign debt were among the strongest performers, as were Treasury Inflation Protected Securities. Municipal bonds delivered solid gains, especially high-yield municipals, which benefited from continued improvement in state finances.

Against this backdrop, the broad bond market, as measured by the Barclays U.S. Aggregate Bond Index, edged out the broad stock market, as measured by the Standard & Poor’s 500 Index, with gains of 1.84% vs. 1.81%, respectively. As indicated late last year, the Fed began tapering its monthly asset purchase program and announced further reductions. New Fed chair Janet Yellen reassured investors the Fed was committed to keeping short-term borrowing rates low into 2015.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>	Detailed up-to-date fund performance and portfolio information

>	Quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Active Portfolios® Multi-Manager Growth Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Active Portfolios® Multi-Manager Growth Fund

Performance Overview

Performance Summary

>	Active Portfolios® Multi-Manager Growth Fund (the Fund) Class A shares returned 28.62% for the 12 months ended March 31, 2014.

>	The Fund outperformed its benchmark, the Russell 1000 Growth Index, which returned 23.22% during the same time period.

>	Stock selection generally accounted for the Fund’s advantage relative to the benchmark.

Average Annual Total Returns (%) (for period ended March 31, 2014)
	Inception	1 Year	Life
Class A	04/20/12	28.62	18.91
Russell 1000 Growth Index		23.22	17.96

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2014

Active Portfolios® Multi-Manager Growth Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (April 20, 2012 — March 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Active Portfolios® Multi-Manager Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014	3

Active Portfolios® Multi-Manager Growth Fund

Manager Discussion of Fund Performance

Portfolio Management

Columbia Management Investment Advisers, LLC

Thomas Galvin, CFA

Todd Herget

Richard Carter

Loomis, Sayles & Company, L.P.

Aziz Hamzaogullari, CFA

Morningstar Style Box™

The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2014 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at March 31, 2014)
Priceline Group, Inc. (The)	4.1
Fastenal Co.	4.1
Google, Inc., Class A	3.7
Visa, Inc., Class A	3.7
Tesla Motors, Inc.	3.7
LinkedIn Corp., Class A	3.7
Michael Kors Holdings Ltd.	3.6
VMware, Inc., Class A	3.5
Precision Castparts Corp.	3.5
FMC Technologies, Inc.	3.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For the 12-month period through March 31, 2014, the Fund’s Class A shares returned 28.62%. The Fund outperformed its benchmark, the Russell 1000 Growth Index, which returned 23.22% for the same time period. Stock selection generally accounted for the Fund’s advantage relative to the benchmark.

Effective December 11, 2013, Loomis, Sayles & Company, L.P. (Loomis Sayles) began managing a portion of the Fund’s portfolio. As of March 31, 2014, the portion of the portfolio managed by Loomis Sayles accounted for approximately 8% of the Fund’s net assets. The remaining 92% of the Fund’s portfolio was managed by Columbia Management.

Stocks Rose in a Favorable Market Environment

Despite a string of lackluster job gains at the end of 2013 — and a difficult winter, which affected job growth, construction activity and the housing market — the U.S. economy expanded at a respectable pace over the 12-month period that ended March 31, 2014. Pent-up demand, low mortgage rates and a generally improving labor market helped home sales advance, and foreclosure activity trended downward. After a brief pullback, manufacturing activity picked up and remained solid through the end of the period. Businesses remained profitable and household finances were healthy, with lower debt loads and stronger credit conditions.

Even though a host of concerns weighed on investors, prices on stocks moved higher as central banks continued to pour liquidity into the financial markets. Investors shrugged off tax increases and enforced federal spending cuts, another showdown over the debt ceiling and the possibility of an attack on Syria. The Federal Reserve’s (the Fed’s) talk about removing monetary support in the spring of 2013 briefly dampened investor enthusiasm. However, once the Fed chose not to act until 2014, the market rally rebooted. In fact, U.S. equities posted their most significant gains since the late 1990s.

Contributors and Detractors

Columbia Management: The Fund’s mix of high-growth companies continued to execute well and surpass the growth rate of companies represented in the broader market. Within our segment of the portfolio, stock selection in the information technology and consumer discretionary sectors aided relative returns.

In the information technology sector, positions in social media firm Facebook and Chinese Internet search provider Baidu were notable contributors to performance. Shares of Facebook doubled as the company continued to execute its shift from desktop to mobile advertising. We trimmed the Fund’s position as the year progressed, given Facebook’s strong performance. Baidu, which struggled early in the period, advanced strongly late in the period after announcing increased revenues from an expansion in its customer base. Global payment processer Visa and technology outsourcing firm Cognizant Technology were also relative outperformers in the IT services industry.

In the consumer discretionary sector, online travel booking site priceline.com, ecommerce leader Amazon.com and fashion and apparel retailer Michael Kors were strong performers. priceline.com continued to gain market share in the online travel industry as the company exceeded growth expectations in its hotel booking business. Amazon.com revenue growth accelerated. In the fourth quarter of 2013, the company announced that it had signed up millions of Prime subscriptions from customers who tend to spend more than non-Prime costumers and utilize more services. Michael Kors continued to execute its fashion strategies well with solid earnings growth.

4	Annual Report 2014

Active Portfolios® Multi-Manager Growth Fund

Manager Discussion of Fund Performance (continued)

In the health care sector, solid performance from the Fund’s biotechnology holdings was overshadowed by weaker selection in the pharmaceutical and health care equipment industries. Overweight positions in Celgene, Gilead Sciences and Biogen Idec boosted relative returns on the strong gains of all three holdings. Celgene shares rallied as the company reported better-than-expected revenue growth from its multiple myeloma treatment Revlimid. Gilead, a leading provider of HIV therapies, received a boost from the European Union and the FDA approvals of its promising Sovaldi treatment for Hepatitis C. Biogen Idec rallied after the FDA approved its new drug Tecfidera, which helps control hard-to-treat forms of multiple sclerosis. The drug also received a positive recommendation that may pave the way for approval in the European Union in early 2014. Late in the period, fears of a speculative bubble in biotech brought the industry down. A Congressional request for information regarding the pricing of Gilead’s Sovaldi further weighed on that company’s returns. However, we believe that these concerns are not warranted. Given the success rate of the treatment, we believe that it will prove cost efficient, which should differentiate the company as the clear leader in the field. Overall, we remain confident in our positions and still believe that our large cap biotech positions are attractively valued with compelling growth opportunities. Unlike prior periods when biotech stocks have stumbled, many of today’s industry leaders, including Celgene, Biogen Idec and Gilead Sciences, have drugs and treatments that are either currently in the market or in late stages of development, and do not look unreasonably valued, in our opinion, given their earnings growth potential over the next few years.

In the pharmaceutical industry positions in Allergan, best known for its product Botox, and Novo Nordisk were relative underperformers. Shares of Allergan came under pressure on concerns that generic versions of its dry-eye Restasis treatment could come to the market earlier than expected. The stock rebounded late in the period as the company filed for patents that should protect the product from competition but still ended the year as a relative underperformer and was eventually sold as the shares neared our price target. Our fundamental outlook changed on diabetes treatment provider Novo Nordisk. We eliminated the stock and initiated a position in Bristol-Myers Squibb, which we believe is in a leading position to benefit from the development of a novel class of oncology products aimed at harnessing the natural immune response to battle cancer.

Despite a strong year, our positioning in the industrials sector did not keep pace with the benchmark. An overweight in Fastenal, a distributor of industrial fasteners, accounted for the bulk of the underperformance in the sector. Fastenal declined after the company reported revenue shortfalls and preannounced missed earnings estimates. However, we added to Fastenal on the belief that growth should reaccelerate in 2014 as the company continues to benefit from a highly fragmented competitive landscape and the general trend of near sourcing.

Loomis Sayles: Sector positioning in our portion of the portfolio is the result of our stock selection. Stock selection in the information technology and health care sectors, plus an overweight allocation to the consumer staples sectors, contributed the most to relative performance for our period of the Fund’s portfolio during the period. Stock selection within the industrials, consumer discretionary and financials sectors detracted the most from relative performance.

From the time we began managing a portion of the Fund through the end of the reporting period, top contributors for our portion of the portfolio were Facebook, Oracle and Cisco Systems. All three provided positive returns for the Fund. Facebook reported strong results, with advertising revenue accelerating growth

Portfolio Breakdown (%) (at March 31, 2014)
Common Stocks	99.4
Consumer Discretionary	20.7
Consumer Staples	1.3
Energy	6.5
Financials	0.5
Health Care	19.8
Industrials	8.0
Information Technology	39.6
Materials	3.0
Money Market Funds	0.6
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Investment Risks

The Fund is subject to stock market fluctuations. By maintaining a relatively concentrated portfolio, the Fund may be subject to greater risk than a Fund that is more fully diversified. The Fund may invest in foreign securities. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, and other monetary and political risks. See the Fund’s prospectus for more information on these and other risks.

Annual Report 2014	5

Active Portfolios® Multi-Manager Growth Fund

Manager Discussion of Fund Performance (continued)

well above consensus expectations. Growth in mobile advertising, now representing more than 50% of revenue, demonstrated how quickly Facebook can respond to technology transitions. We believe Facebook continues to be well-positioned for strong, sustained growth. Oracle reported solid revenue growth. Software subscriptions in its important cloud computing offerings grew by 25%. Oracle’s software business, its largest business segment, posted solid returns in new software licensing and the highest renewal rate in four years for software maintenance. The high-margin software maintenance business, where Oracle possesses pricing power, is a key driver of the long-term value of the business. The company continues to generate strong free cash flow, enabling research and development, share repurchase and dividend payments. Cisco Systems reported inline quarterly results with revenues coming in at the high end of prior disappointing guidance. Stable gross margins and operating expense discipline allowed the company to deliver strong operating margins. Cisco’s performance was somewhat hampered by continued weakness in emerging markets. However, we believe this weakness is temporary. Next generation products and its new data center and cloud computing solution may have the potential to improve Cisco’s competitiveness and extend its industry leadership. These companies continue to be priced significantly below intrinsic value, offering attractive long-term reward-to-risk opportunities.

The largest detractors within our segment of the Fund’s portfolio were Amazon.com, Expeditors International and FactSet Research Systems. Amazon.com reported solid results as online ecommerce and Amazon web services continued to drive growth. While gross income growth was above expectations, both earnings and management guidance were below expectations. Amazon continues to show very strong gross margin expansion while investing heavily in operations. Expeditors International reported mixed operating results with revenues beating expectations and earnings falling short. Overall industry volumes in both air and ocean freight remain weak. However, we believe that these issues are short-term and that the company is positioned to benefit as industry volumes continue to recover. FactSet Research Systems reported improving results during the period although its brokerage (or sell side) segment was down slightly quarter-over-quarter. However, we continue to believe that FactSet is a high quality company capable of increasing market share and generating double digit free cash flow growth over our investment time horizon.

Note: Amazon.com is listed as a top contributor for the portion of the portfolio managed by Columbia Management and as a top detractor for the portion of the portfolio managed by Loomis Sayles. Overall, Amazon.com’s stock price rose over 28% during the 12 months ended March 31, 2014. Much of Amazon.com’s positive performance during the reporting period, however, occurred in the first 8-9 months of the period. From the time Loomis Sayles began managing a portion of the portfolio, Amazon.com’s share price declined nearly 12%. Therefore, shares of Amazon.com held in the Columbia Management portion of the portfolio resulted in a gain, while the shares held in the Loomis Sayles portion resulted in a loss.

Portfolio Changes

Columbia Management: During the year, we exited data storage provider EMC and communications equipment manufacturer Qualcomm and added positions in Red Hat, VMware and ARM Holdings. Red Hat is the main provider of enterprise class open source software and services. VMware is a leader in the server virtualization infrastructure software market. ARM Holdings is a leading intellectual property supplier to the global semiconductor industry.

6	Annual Report 2014

Active Portfolios® Multi-Manager Growth Fund

Manager Discussion of Fund Performance (continued)

We initiated new holdings in South American ecommerce firm MercadoLibre, Tesla Motors and Discovery Communications. MercadoLibre operates the largest online marketplace in Latin America. Since initiation, the Fund’s position in MercadoLibre has underperformed on concerns of slowdown in the emerging markets. However, we believed the company’s long term growth story remained intact. Tesla Motors manufactures high-performance fully electric vehicles as well as powertrain components, which it sells to other automakers. Discovery Communications is a unique global content company in that it owns and produces all of its content, which it distributes through its cable networks, such as Discovery Channel, TLC, Animal Planet and others.

We exited positions in restaurant operator Yum! Brands and cosmetic and fragrance manufacturer Estee Lauder as the economic environment in China and Europe clouded the growth potential for both companies. In addition, we took profits in casino operator Las Vegas Sands, whose shares the Fund acquired in 2011. We believed the company’s growth may be beginning to decelerate.

Loomis Sayles: During the period, we initiated positions in Novo Nordisk and YUM! Brands, Inc. We sold our position in Franklin Resources.

Novo Nordisk is a global healthcare company with over 90 years of innovation and leadership in diabetes care. In the large and growing diabetes market, we believed Novo Nordisk possessed significant and sustainable competitive advantages. We believed the benefit of structural growth drivers coupled with the company’s market leading innovation, may allow for market share gains and improved product pricing mix, ultimately driving Novo Nordisk’s top line growth. In addition, an improved focus on productivity, the ability to leverage its existing infrastructure and fixed cost base, as well as leverage historical capital investments, may allow both margin expansion and free cash flow growth over our investment time horizon. We believed shares of Novo Nordisk were selling at a meaningful discount to intrinsic value and represented an attractive reward-to-risk opportunity.

YUM! Brands, Inc. is one of the world’s largest quick-serve restaurant operators with over 39,000 restaurants in 125 countries and territories. The company’s three major brands are KFC, Pizza Hut, and Taco Bell. YUM’s strong and sustainable competitive advantages include its iconic global brands, the scale of its distribution and supply chain infrastructure, a first mover advantage in real estate procurement in China, decades of experience in restaurant and franchise operations, and its long-term contracts with franchisees. In the quick service restaurant segment, KFC’s strength in China makes it the single most important market for YUM. Having recognized and researched that the region could support a larger footprint, YUM invested in infrastructure in order to control its entire supply chain and thereby offer consistent quality. For YUM overall, we believed its revenue growth would be driven by its mix of regional opportunities as well as its mix of franchise versus company-owned restaurants. We believed the company was selling at a very attractive discount to our estimate of intrinsic value, offering a compelling reward-to-risk opportunity.

During the period, we sold Franklin Resources as we believed its market price reflected our estimate of intrinsic value.

Our investment process is characterized by bottom-up, fundamental research and a long-term investment time horizon. The nature of the process leads to a lower turnover portfolio where sector positioning is the result of stock selection. As of the close of the reporting period, our portion of the Fund was overweight in the information technology, consumer staples, health care and financials sectors and underweight in the consumer discretionary, industrials, energy, materials, telecom, and utilities sectors.

Annual Report 2014	7

Active Portfolios® Multi-Manager Growth Fund

Manager Discussion of Fund Performance (continued)

Looking Ahead

Columbia Management: Even with the equity markets’ strong gains over the past two years we believe the overall outlook for growth stocks remains favorable. At the end of March, investor preference abruptly shifted, which resulted in selling the highest growth companies indiscriminately in favor of more value-oriented fare. However, we saw this market pullback as a buying opportunity, as we believe market dislocations are usually temporary. We believe that patience is critical in such times, and we intend to maintain a balanced portfolio of growth stocks roughly divided between established growth and emerging growth opportunities. We believe that the Fund’s high quality, high-growth portfolio trades at an attractive valuation level. With the real possibility of the first synchronized global expansion in nearly two decades, the backdrop for equities (and growth stocks in particular) remains compelling. At this time, we believe the U.S. economy continues to recover while Europe benefits from stimulus programs put in place over the last two years. Japan will also undergo a capital spending program ahead of the 2020 summer Olympics in Tokyo, which should stimulate growth. Further, with relatively high global unemployment rates and a growth rate moderate enough to avoid overheating, we believe the overall inflation threat should remain low.

Loomis Sayles: We remain committed to our long-term investment approach, which is based on a proprietary bottom-up research framework. We believe this approach helps identify those few high quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value. All aspects of our investment thesis must be present simultaneously for us to make an investment. Often our research is completed well in advance of the opportunity to invest. We are patient investors and maintain coverage of high quality businesses in order to take advantage of meaningful price dislocations if and when they occur.

8	Annual Report 2014

Active Portfolios® Multi-Manager Growth Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

October 1, 2013 – March 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,097.70	1,019.00	6.22	5.99	1.19

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014	9

Active Portfolios® Multi-Manager Growth Fund

Portfolio of Investments

March 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 99.7%
Issuer	Shares	Value ($)
Consumer Discretionary 20.8%
Automobiles 3.7%

Tesla Motors, Inc.(a)	268,553	55,979,873

Hotels, Restaurants & Leisure 0.2%

Yum! Brands, Inc.	38,975	2,938,325

Internet & Catalog Retail 7.4%

Amazon.com, Inc.(a)	150,363	50,600,157

Priceline Group, Inc. (The)(a)	52,345	62,389,482

Total		112,989,639

Media 2.9%

Discovery Communications, Inc., Class A(a)	536,807	44,393,939

Specialty Retail 3.1%

Lowe’s Companies, Inc.	90,172	4,409,411

TJX Companies, Inc. (The)	722,202	43,801,551

Total		48,210,962

Textiles, Apparel & Luxury Goods 3.5%

Michael Kors Holdings Ltd.(a)	582,106	54,293,027

Total Consumer Discretionary		318,805,765

Consumer Staples 1.3%
Beverages 0.7%

Coca-Cola Co. (The)	108,603	4,198,592

Diageo PLC, ADR	3,245	404,295

Monster Beverage Corp.(a)	50,781	3,526,740

SABMiller PLC, ADR	49,661	2,502,914

Total		10,632,541

Food Products 0.3%

Danone SA, ADR	327,647	4,649,311

Household Products 0.3%

Procter & Gamble Co. (The)	53,515	4,313,309

Total Consumer Staples		19,595,161

Energy 6.5%
Energy Equipment & Services 3.5%

FMC Technologies, Inc.(a)	972,562	50,855,267

Schlumberger Ltd.	41,335	4,030,163

Total		54,885,430

Oil, Gas & Consumable Fuels 3.0%

EOG Resources, Inc.	233,360	45,778,231

Total Energy		100,663,661

Financials 0.5%
Capital Markets 0.3%

Greenhill & Co., Inc.	24,374	1,266,960

Common Stocks (continued)
Issuer	Shares	Value ($)

SEI Investments Co.	101,226	3,402,206

Total		4,669,166

Consumer Finance 0.2%

American Express Co.	31,563	2,841,617

Total Financials		7,510,783

Health Care 19.9%
Biotechnology 14.4%

Alexion Pharmaceuticals, Inc.(a)	191,645	29,154,954

Amgen, Inc.	24,766	3,054,638

Biogen Idec, Inc.(a)	121,550	37,178,498

Celgene Corp.(a)	270,997	37,831,181

Gilead Sciences, Inc.(a)	571,246	40,478,492

Pharmacyclics, Inc.(a)	285,350	28,597,777

Vertex Pharmaceuticals, Inc.(a)	621,516	43,953,612

Total		220,249,152

Health Care Equipment & Supplies 0.4%

Varian Medical Systems, Inc.(a)	42,989	3,610,646

Zimmer Holdings, Inc.	29,216	2,763,250

Total		6,373,896

Life Sciences Tools & Services 1.9%

Illumina, Inc.(a)	200,264	29,771,246

Pharmaceuticals 3.2%

Bristol-Myers Squibb Co.	768,770	39,937,601

Merck & Co., Inc.	37,347	2,120,189

Novartis AG, ADR	46,328	3,938,807

Novo Nordisk A/S, ADR	63,863	2,915,346

Total		48,911,943

Total Health Care		305,306,237

Industrials 8.0%
Aerospace & Defense 3.5%

Precision Castparts Corp.	209,188	52,874,359

Air Freight & Logistics 0.5%

Expeditors International of Washington, Inc.	94,986	3,764,295

United Parcel Service, Inc., Class B	40,543	3,948,077

Total		7,712,372

Trading Companies & Distributors 4.0%

Fastenal Co.	1,258,303	62,059,504

Total Industrials		122,646,235

Information Technology 39.7%
Communications Equipment 0.7%

Cisco Systems, Inc.	272,131	6,098,456

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2014

Active Portfolios® Multi-Manager Growth Fund

Portfolio of Investments (continued)

March 31, 2014

Common Stocks (continued)
Issuer	Shares	Value ($)

QUALCOMM, Inc.	66,253	5,224,711

Total		11,323,167

Internet Software & Services 16.0%

Baidu, Inc., ADR(a)	261,046	39,778,189

Facebook, Inc., Class A(a)	727,283	43,811,528

Google, Inc., Class A(a)	51,154	57,011,645

LinkedIn Corp., Class A(a)	302,425	55,930,480

MercadoLibre, Inc.	515,113	48,992,397

Total		245,524,239

IT Services 6.8%

Automatic Data Processing, Inc.	22,296	1,722,589

Cognizant Technology Solutions Corp., Class A(a)	917,082	46,413,520

Visa, Inc., Class A	263,398	56,857,092

Total		104,993,201

Semiconductors & Semiconductor Equipment 3.3%

Altera Corp.	8,924	323,406

Analog Devices, Inc.	10,669	566,950

ARM Holdings PLC, ADR	965,437	49,208,324

Total		50,098,680

Software 12.9%

Autodesk, Inc.(a)	69,334	3,409,846

Factset Research Systems, Inc.	22,048	2,376,995

Microsoft Corp.	72,293	2,963,290

Oracle Corp.	141,301	5,780,624

Common Stocks (continued)
Issuer	Shares	Value ($)

Red Hat, Inc.(a)	786,206	41,653,194

Salesforce.com, Inc.(a)	878,314	50,142,947

Splunk, Inc.(a)	510,880	36,522,811

VMware, Inc., Class A(a)	501,904	54,215,670

Total		197,065,377

Total Information Technology		609,004,664

Materials 3.0%
Chemicals 3.0%

Monsanto Co.	400,040	45,512,551

Total Materials		45,512,551

Total Common Stocks
(Cost: $1,214,061,177)		1,529,045,057

Money Market Funds 0.6%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.094%(b)(c)	9,613,880	9,613,880

Total Money Market Funds
(Cost: $9,613,880)		9,613,880

Total Investments
(Cost: $1,223,675,057)		1,538,658,937

Other Assets & Liabilities, Net		(4,231,833)

Net Assets		1,534,427,104

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at March 31, 2014.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended March 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	20,871,770	645,780,243	(657,038,133)	9,613,880	42,042	9,613,880

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	11

Active Portfolios® Multi-Manager Growth Fund

Portfolio of Investments (continued)

March 31, 2014

Fair Value Measurements (continued)

measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2014

Active Portfolios® Multi-Manager Growth Fund

Portfolio of Investments (continued)

March 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at March 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	318,805,765	—	—	318,805,765

Consumer Staples	19,595,161	—	—	19,595,161

Energy	100,663,661	—	—	100,663,661

Financials	7,510,783	—	—	7,510,783

Health Care	305,306,237	—	—	305,306,237

Industrials	122,646,235	—	—	122,646,235

Information Technology	609,004,664	—	—	609,004,664

Materials	45,512,551	—	—	45,512,551

Total Equity Securities	1,529,045,057	—	—	1,529,045,057

Mutual Funds

Money Market Funds	9,613,880	—	—	9,613,880

Total Mutual Funds	9,613,880	—	—	9,613,880

Total	1,538,658,937	—	—	1,538,658,937

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	13

Active Portfolios® Multi-Manager Growth Fund

Statement of Assets and Liabilities

March 31, 2014

Assets

Investments, at value

Unaffiliated issuers (identified cost $1,214,061,177)	$1,529,045,057

Affiliated issuers (identified cost $9,613,880)	9,613,880

Total investments (identified cost $1,223,675,057)	1,538,658,937

Receivable for:

Investments sold	2,811,591

Capital shares sold	5,582,895

Dividends	282,703

Reclaims	18,934

Prepaid expenses	4,503

Trustees’ deferred compensation plan	10,582

Other assets	1,076

Total assets	1,547,371,221

Liabilities

Payable for:

Investments purchased	8,389,849

Capital shares purchased	4,087,091

Investment management fees	82,941

Distribution and/or service fees	31,240

Transfer agent fees	236,419

Administration fees	6,865

Chief compliance officer expenses	213

Expense reimbursement due to Investment Manager	615

Other expenses	98,302

Trustees’ deferred compensation plan	10,582

Total liabilities	12,944,117

Net assets applicable to outstanding capital stock	$1,534,427,104

Represented by

Paid-in capital	$1,086,843,685

Excess of distributions over net investment income	(34,483)

Accumulated net realized gain	132,634,022

Unrealized appreciation (depreciation) on:

Investments	314,983,880

Total — representing net assets applicable to outstanding capital stock	$1,534,427,104

Class A

Net assets	$1,534,427,104

Shares outstanding	109,992,426

Net asset value per share	$13.95

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2014

Active Portfolios® Multi-Manager Growth Fund

Statement of Operations

Year ended March 31, 2014

Net investment income

Income:

Dividends — unaffiliated issuers	$4,500,441

Dividends — affiliated issuers	42,042

Foreign taxes withheld	(24,377)

Total income	4,518,106

Expenses:

Investment management fees	9,510,480

Distribution and/or service fees

Class A	3,566,433

Transfer agent fees

Class A	2,621,757

Administration fees	788,903

Compensation of board members	50,527

Custodian fees	21,398

Printing and postage fees	281,492

Registration fees	60,272

Professional fees	62,044

Chief compliance officer expenses	760

Other	33,670

Total expenses	16,997,736

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(21,114)

Total net expenses	16,976,622

Net investment loss	(12,458,516)

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	185,600,978

Net realized gain	185,600,978

Net change in unrealized appreciation (depreciation) on:
Investments	180,798,484

Net change in unrealized appreciation (depreciation)	180,798,484

Net realized and unrealized gain	366,399,462

Net increase in net assets resulting from operations	$353,940,946

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	15

Active Portfolios® Multi-Manager Growth Fund

Statement of Changes in Net Assets

	Year Ended March 31, 2014	Year Ended March 31, 2013(a)
Operations

Net investment loss	$(12,458,516)	$(3,738,987)

Net realized gain (loss)	185,600,978	(32,553,993)

Net change in unrealized appreciation (depreciation)	180,798,484	134,185,396

Net increase in net assets resulting from operations	353,940,946	97,892,416

Distributions to shareholders

Net realized gains

Class A	(6,203,490)	—

Total distributions to shareholders	(6,203,490)	—

Increase (decrease) in net assets from capital stock activity	68,406,085	1,020,371,147

Total increase in net assets	416,143,541	1,118,263,563

Net assets at beginning of year	1,118,283,563	20,000

Net assets at end of year	$1,534,427,104	$1,118,283,563

Excess of distributions over net investment income	$(34,483)	$(1,785,440)

(a)	For the period from April 20, 2012 (commencement of operations) to March 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2014

Active Portfolios® Multi-Manager Growth Fund

Statement of Changes in Net Assets (continued)

	Year Ended March 31, 2014		Year Ended March 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions	47,181,934	579,530,099	131,956,252	1,306,555,550

Distributions reinvested	470,309	6,203,382	—	—

Redemptions	(40,367,158)	(517,327,396)	(29,250,911)	(286,184,403)

Net increase	7,285,085	68,406,085	102,705,341	1,020,371,147

Total net increase	7,285,085	68,406,085	102,705,341	1,020,371,147

(a)	For the period from April 20, 2012 (commencement of operations) to March 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	17

Active Portfolios® Multi-Manager Growth Fund

Financial Highlights

The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year ended March 31,
Class A	2014	2013(a)
Per share data
Net asset value, beginning of period	$10.89	$10.00

Income from investment operations:

Net investment loss	(0.11)	(0.04)

Net realized and unrealized gain	3.22	0.93

Total from investment operations	3.11	0.89

Less distributions to shareholders:

Net realized gains	(0.05)	—

Total distributions to shareholders	(0.05)	—

Net asset value, end of period	$13.95	$10.89

Total return	28.62%	8.90%

Ratios to average net assets(b)

Total gross expenses	1.19%	1.25	%(c)

Total net expenses(d)	1.19%	1.19	%(c)

Net investment loss	(0.87%)	(0.41	%)(c)

Supplemental data

Net assets, end of period (in thousands)	$1,534,427	$1,118,284

Portfolio turnover	64%	44%

Notes to Financial Highlights

(a)	For the period from April 20, 2012 (commencement of operations) to March 31, 2013.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2014

Active Portfolios® Multi-Manager Growth Fund

Notes to Financial Statements

March 31, 2014

Note 1. Organization

Active Portfolios® Multi-Manager Growth Fund (formerly known as Columbia Active Portfolios® – Select Large Cap Growth Fund) (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective December 11, 2013, Columbia Active Portfolios® – Select Large Cap Growth Fund was renamed Active Portfolios® Multi-Manager Growth Fund.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund only offers Class A shares that are available only to certain eligible investors through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates.

Class A shares are not subject to any front-end sales charge or contingent deferred sales charge.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Annual Report 2014	19

Active Portfolios® Multi-Manager Growth Fund

Notes to Financial Statements (continued)

March 31, 2014

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the

Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. Effective December 11, 2013, the Fund’s subadviser (see Subadvisory Agreement below) shares the responsibility for the day-to-day portfolio management of the Fund with the Investment Manager. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.71% to 0.54% as the Fund’s net assets increase. The effective investment management fee rate for the year ended March 31, 2014 was 0.67% of the Fund’s average daily net assets.

Subadvisory Agreements

Effective December 11, 2013, the Investment Manager has entered into a Subadvisory Agreement with Loomis, Sayles & Company, L.P. (Loomis Sayles) to subadvise a portion of the assets of the Fund. The Investment Manager compensates Loomis Sayles to manage the investment of a portion of the Fund’s assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended March 31, 2014 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses include offering costs which were incurred prior to the shares of the Fund being offered. Offering costs include, among other things, state registration filing fees and printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.

20	Annual Report 2014

Active Portfolios® Multi-Manager Growth Fund

Notes to Financial Statements (continued)

March 31, 2014

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust’s eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended March 31, 2014, the Fund’s effective transfer agent fee rate as a percentage of average daily net assets for Class A shares was 0.18%.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended March 31, 2014, no minimum account balance fees were charged by the Fund.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.25% of the average daily net assets attributable to Class A shares.

Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class A shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through July 31, 2014, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rate of 1.19% of Class A shares’ average daily net assets.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary

Annual Report 2014	21

Active Portfolios® Multi-Manager Growth Fund

Notes to Financial Statements (continued)

March 31, 2014

expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At March 31, 2014, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, Trustees’ deferred compensation, non-deductible expenses and net operating loss reclassification. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$14,209,473
Accumulated net realized gain	(14,209,473)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended March 31, 2014 ($)	Year Ended March 31, 2013 ($)
Long-term capital gains	6,203,490	—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At March 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,603,994
Undistributed long-term capital gains	131,425,035
Net unrealized appreciation	313,588,873

At March 31, 2014, the cost of investments for federal income tax purposes was $1,225,070,064 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$343,131,003
Unrealized depreciation	(29,542,130)
Net unrealized appreciation	313,588,873

For the year ended March 31, 2014, $30,924,446 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $939,653,651 and $870,811,256, respectively, for the year ended March 31, 2014.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At March 31, 2014, affiliated shareholder accounts owned 100% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing.

22	Annual Report 2014

Active Portfolios® Multi-Manager Growth Fund

Notes to Financial Statements (continued)

March 31, 2014

Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended March 31, 2014.

Note 9. Significant Risks

Consumer Discretionary Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors.

Information Technology Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and

Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014	23

Active Portfolios® Multi-Manager Growth Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the

Shareholders of Active Portfolios® Multi-Manager Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Active Portfolios® Multi-Manager Growth Fund (the “Fund”, a series of Columbia Funds Series Trust I) at March 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

May 22, 2014

24	Annual Report 2014

Active Portfolios® Multi-Manager Growth Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended March 31, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations

Capital Gain Dividend	$144,509,951

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2014	25

Active Portfolios® Multi-Manager Growth Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees
Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; Chairman (from 2003 to 2010) and CEO (from 2008 to 2010) of Crystal River Capital, Inc. (real estate investment trust); Oversees 54; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Chimerix, Inc. (biopharmaceutical company) since August 1, 2013; Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009
Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 54; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)
Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 54; None
Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 54; None
William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 54; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)
David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 54; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation
Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 54; None
John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael’s College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 54; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

26	Annual Report 2014

Active Portfolios® Multi-Manager Growth Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 54; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 54; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee
Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 185; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006.

Annual Report 2014	27

Active Portfolios® Multi-Manager Growth Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009.
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)	President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010.

28	Annual Report 2014

Active Portfolios® Multi-Manager Growth Fund

Board Consideration and Approval of Subadvisory Agreement

On December 4, 2013, the Board of Trustees (the “Board”) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the “Independent Trustees”) unanimously approved the Subadvisory Agreement (the “Subadvisory Agreement”) with Loomis, Sayles & Company, LP (the “Subadviser”) with respect to Active Portfolios® —Multi-Manager Growth Fund (the “Fund”), a series of the Trust. The Board previously approved the continuation of the Investment Management Services Agreement (the “Advisory Agreement”, and together with the Subadvisory Agreement, the “Agreements”) with Columbia Management Investment Advisers, LLC (the “Investment Manager”) with respect to the Fund on June 14, 2013. As detailed below, the Advisory Fees and Expenses Committee (the “Committee”) and the Board met to review and discuss, both among themselves and with the Investment Manager, materials provided by the Investment Manager before determining to approve the Subadvisory Agreement.

In connection with their deliberations regarding the proposed Subadvisory Agreement, the Committee and the Board requested and evaluated materials from the Investment Manager regarding the Fund and the Subadvisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on December 3, 2013 and at Board meetings held on December 4, 2013. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees’ independent legal counsel, who advised on the legal standard for consideration by the Board and otherwise assisted the Board in its deliberations. On December 3, 2013, the Committee recommended that the Board approve the Subadvisory Agreement. On December 4, 2013, the Board, including the Independent Trustees, voting separately, unanimously approved the Subadvisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the Subadvisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The information and factors considered by the Committee and the Board in recommending for approval or approving the Subadvisory Agreement for the Fund included the following:

•	Information regarding the reputation and resources of the Subadviser, including information regarding portfolio managers of the Subadviser to provide investment management services to the Fund;

•

Information regarding the capabilities of the Subadviser with respect to compliance monitoring services, including an assessment of the Subadviser’s compliance system by the Fund’s Chief Compliance Officer;

•	The terms and conditions of the Subadvisory Agreement;

•	Descriptions of various functions performed by the Investment Manager and the Subadviser under the Agreements, including portfolio management and portfolio trading practices; and

•	Information regarding the management fees and investment performance of any comparable portfolios of other clients of the Subadviser.

Nature, Extent and Quality of Services to be Provided under the Subadvisory Agreement

The Committee and the Board considered the nature, extent and quality of services to be provided to the Fund by the Subadviser under the Subadvisory Agreement, and the resources dedicated to the Fund by the Subadviser and its affiliates. The Committee and the Board considered, among other things, the Subadviser’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, trade execution services and the quality of the Subadviser’s investment research capabilities, and the other resources that the Subadviser devotes to the Fund. The Committee and the Board considered the scope of services to be provided to the Fund by the Investment Manager that are distinct from and in addition to those provided by the Subadviser, including cash flow management, treasury services, risk oversight, investment oversight and Subadviser selection, oversight and transition management.

The Committee and the Board also considered the professional experience and qualifications of the portfolio managers of the Subadviser, which included consideration of the Subadviser’s experience with similarly-structured funds. The Committee and the Board noted the compliance program of the Subadviser. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund under the Subadvisory Agreement supported the approval of the Subadvisory Agreement.

Annual Report 2014	29

Active Portfolios® Multi-Manager Growth Fund

Board Consideration and Approval of Subadvisory Agreement (continued)

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees to be charged under the Subadvisory Agreement. In assessing the reasonableness of the proposed fees under the Subadvisory Agreement, the Committee and the Board considered, among other information, the Fund’s proposed subadvisory fee.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory and subadvisory fee rates and expenses of the Fund supported the approval of the Subadvisory Agreement.

Costs of Services to be Provided and Profitability

The Committee and the Board considered information provided by the Investment Manager with respect to estimated costs of services and profitability, and expected to consider the costs of services and the profitability of the Investment Manager and its affiliates in connection with the Committee’s and the Board’s next review and continuation of the Agreements. The Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the fund, the expense ratio of the fund, and the implementation of expense limitations with respect to the fund. Because the Subadvisory Agreement was negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadviser thereunder, the Committee and the Board did not consider the profitability to the Subadviser of its relationship with the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the anticipated costs of services to be provided and the expected profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Subadvisory Agreement.

Investment Performance

Because the Subadviser had not yet commenced management of a portion of the Fund’s assets, the Committee and the Board did not have investment performance to compare to the returns of a peer group and a universe of comparable funds. However, the Committee and the Board expected to consider, in connection with their next review and continuation of the Agreements, the investment performance of the Fund in relation to the annualized return for various time periods of a benchmark and a group of comparable funds, as determined by an independent third party data provider. The Committee and the Board also considered the investment performance of comparable portfolios of other clients of the Subadviser.

The Committee and the Board also considered the Subadviser’s performance and reputation generally. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the anticipated performance of the Fund supported approval of the Subadvisory Agreement.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the proposed Subadvisory Agreement. No single item was identified as paramount or controlling, and individual Trustees may have attributed different weights to various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the Subadvisory Agreement.

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Annual Report 2014	31

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32	Annual Report 2014

Active Portfolios® Multi-Manager Growth Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014	33

Active Portfolios® Multi-Manager Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN117_03_D01_(05/14)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, David M. Moffett and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker, Mr. Moffett and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the three series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2014 and March 31, 2013 are approximately as follows:

2014	2013
$65,300	$69,300

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended March 31, 2014 and March 31, 2013 are approximately as follows:

2014	2013
$1,200	$1,200

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In fiscal years 2014 and 2013, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended March 31, 2014 and March 31, 2013, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2014 and March 31, 2013 are approximately as follows:

2014	2013
$17,200	$7,900

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal year 2014 also includes Tax Fees for foreign tax filings.

During the fiscal years ended March 31, 2014 and March 31, 2013, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2014 and March 31, 2013 are approximately as follows:

2014	2013
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended March 31, 2014 and March 31, 2013 are approximately as follows:

2014	2013
$250,000	$115,000

In fiscal years 2014 and 2013, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2014 and 2013 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant during the fiscal years ended March 31, 2014 and March 31, 2013 are approximately as follows:

2014	2013
$268,400	$124,100

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	May 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	May 22, 2014

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	May 22, 2014